Exhibit 99.3

Supplemental Information

Third Quarter 2010

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Income statement
Net interest income	$39,084	$35,550	$12,435	$12,900	$13,749	$11,559	$11,423
Noninterest income	48,738	59,017	14,265	16,253	18,220	13,517	14,612
Total revenue, net of interest expense	87,822	94,567	26,700	29,153	31,969	25,076	26,035
Provision for credit losses	23,306	38,460	5,396	8,105	9,805	10,110	11,705
Noninterest expense (1)	50,394	48,140	16,395	16,745	17,254	15,852	15,712
Goodwill impairment	10,400	—	10,400	—	—	—	-
Merger and restructuring charges	1,450	2,188	421	508	521	533	594
Income tax expense (benefit)	3,266	(691)	1,387	672	1,207	(1,225)	(975)
Net income (loss)	(994)	6,470	(7,299)	3,123	3,182	(194)	(1,001)
Preferred stock dividends and accretion (2)	1,036	3,478	348	340	348	5,002	1,240
Net income (loss) applicable to common shareholders	(2,030)	2,992	(7,647)	2,783	2,834	(5,196)	(2,241)
Diluted earnings (loss) per common share	(0.21)	0.39	(0.77)	0.27	0.28	(0.60)	(0.26)
Average diluted common shares issued and outstanding (3)	9,706,951	7,449,911	9,976,351	10,029,776	10,005,254	8,634,565	8,633,834
Dividends paid per common share (3)	$0.03	$0.03	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	n/m	0.35%	n/m	0.50%	0.51%	n/m	n/m
Return on average common shareholders’ equity	n/m	2.26	n/m	5.18	5.73	n/m	n/m
Return on average tangible common shareholders’ equity (4)	n/m	4.82	n/m	9.19	9.79	n/m	n/m
Return on average tangible shareholders’ equity (4)	n/m	5.83	n/m	8.98	9.55	n/m	n/m
At period end
Book value per share of common stock (5)	$21.17	$22.99	$21.17	$21.45	$21.12	$21.48	$22.99
Tangible book value per share of common stock (4)	12.91	12.00	12.91	12.14	11.70	11.94	12.00
Market price per share of common stock:
Closing price	$13.10	$16.92	$13.10	$14.37	$17.85	$15.06	$16.92
High closing price for the period	19.48	17.98	15.67	19.48	18.04	18.59	17.98
Low closing price for the period	12.32	3.14	12.32	14.37	14.45	14.58	11.84
Market capitalization	131,442	146,363	131,442	144,174	179,071	130,273	146,363

Number of banking centers - domestic	5,879	6,008	5,879	5,900	5,939	6,011	6,008
Number of branded ATMs - domestic	17,929	18,254	17,929	18,078	18,135	18,262	18,254
Full-time equivalent employees	284,169	285,778	285,822	283,224	283,319	283,055	282,457

(1)	Excludes merger and restructuring charges and goodwill impairment charge.
(2)	Fourth quarter 2009 includes $4.0 billion of accelerated accretion from redemption of preferred stock issued to the U.S. Treasury.
(3)	Due to a net loss applicable to common shareholders for the fourth and third quarters of 2009, no dilutive potential common shares were included in the calculations of diluted earnings per share and average diluted common shares because they were antidilutive.
(4)	Tangible equity ratios and tangible book value per share of common stock are non-GAAP measures. For corresponding reconciliations of average tangible common shareholders’ equity and tangible shareholders’ equity to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 46-47. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.
(5)	Fourth quarter 2009 book value gives effect to the automatic conversion of common equivalent shares to common shares which occurred during the first quarter of 2010.
n/m	= not meaningful

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions, except per share information)

Fully taxable-equivalent basis data (1)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Net interest income	$39,984	$36,514	$12,717	$13,197	$14,070	$11,896	$11,753
Total revenue, net of interest expense	88,722	95,531	26,982	29,450	32,290	25,413	26,365
Net interest yield (2)	2.81%	2.65%	2.72%	2.77%	2.93%	2.62%	2.61%
Efficiency ratio	70.16	52.68	100.87	58.58	55.05	64.47	61.84

(1)	Fully taxable-equivalent basis is a non-GAAP measure. Fully taxable-equivalent basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 46-47).
(2)	Calculation includes fees earned on overnight deposits placed with the Federal Reserve of $305 million and $249 million for the nine months ended September 30, 2010 and 2009; $107 million, $106 million, and $92 million for the third, second and first quarters of 2010, and $130 million and $107 million for the fourth and third quarters of 2009, respectively. For more information see Quarterly and Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 9-10 and 13-14.

Performance ratios, excluding goodwill impairment charge (1)

	Nine Months Ended September 30 2010	Third Quarter 2010
Per common share information
Earnings	$0.83	$0.27
Diluted earnings	0.82	0.27
Efficiency ratio (2)	58.43%	62.33%
Return on average assets	0.51	0.52
Return on average common shareholders’ equity	5.23	5.06
Return on average tangible common shareholders’
equity (3)	10.36	9.77
Return on average tangible shareholders’ equity (3)	9.03	8.54

(1)	Total noninterest expense, excluding goodwill impairment charge, net income, excluding goodwill impairment charge and net income applicable to common shareholders, excluding goodwill impairment charge are non-GAAP measures. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 46-47).
(2)	Fully taxable-equivalent basis is a non-GAAP measure. Fully taxable-equivalent basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 46-47).
(3)	Tangible equity ratios and tangible book value per share of common stock are non-GAAP measures. For corresponding reconciliations of average tangible common shareholders’ equity and tangible shareholders’ equity to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 46-47. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Interest income
Interest and fees on loans and leases	$38,847	$37,298	$12,485	$12,887	$13,475	$11,405	$11,620
Interest on debt securities	8,638	10,088	2,605	2,917	3,116	2,859	2,975
Federal funds sold and securities borrowed or purchased under agreements to resell	1,346	2,567	441	457	448	327	722
Trading account assets	5,180	6,223	1,641	1,796	1,743	1,721	1,843
Other interest income	3,196	4,095	1,037	1,062	1,097	1,333	1,363

Total interest income	57,207	60,271	18,209	19,119	19,879	17,645	18,523

Interest expense
Deposits	3,103	6,335	950	1,031	1,122	1,472	1,710
Short-term borrowings	2,557	4,854	848	891	818	658	1,237
Trading account liabilities	2,010	1,484	635	715	660	591	455
Long-term debt	10,453	12,048	3,341	3,582	3,530	3,365	3,698

Total interest expense	18,123	24,721	5,774	6,219	6,130	6,086	7,100

Net interest income	39,084	35,550	12,435	12,900	13,749	11,559	11,423

Noninterest income
Card income	5,981	6,571	1,982	2,023	1,976	1,782	1,557
Service charges	7,354	8,282	2,212	2,576	2,566	2,756	3,020
Investment and brokerage services	8,743	8,905	2,724	2,994	3,025	3,014	2,948
Investment banking income	3,930	3,955	1,371	1,319	1,240	1,596	1,254
Equity investment income	3,748	7,988	357	2,766	625	2,026	843
Trading account profits	9,059	10,760	2,596	1,227	5,236	1,475	3,395
Mortgage banking income	4,153	7,139	1,755	898	1,500	1,652	1,298
Insurance income	1,468	2,057	75	678	715	703	707
Gains on sales of debt securities	1,654	3,684	883	37	734	1,039	1,554
Other income (loss)	3,498	1,870	433	1,861	1,204	(1,884)	(1,167)
Other-than-temporary impairment losses on available-for-sale debt securities (1):
Total other-than-temporary impairment losses	(1,616)	(2,671)	(156)	(462)	(1,819)	(837)	(847)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	766	477	33	336	1,218	195	50

Net impairment losses recognized in earnings on available-for-sale debt securities	(850)	(2,194)	(123)	(126)	(601)	(642)	(797)

Total noninterest income	48,738	59,017	14,265	16,253	18,220	13,517	14,612

Total revenue, net of interest expense	87,822	94,567	26,700	29,153	31,969	25,076	26,035

Provision for credit losses	23,306	38,460	5,396	8,105	9,805	10,110	11,705

Noninterest expense
Personnel	26,349	24,171	8,402	8,789	9,158	7,357	7,613
Occupancy	3,504	3,567	1,150	1,182	1,172	1,339	1,220
Equipment	1,845	1,855	619	613	613	600	617
Marketing	1,479	1,490	497	495	487	443	470
Professional fees	1,812	1,511	651	644	517	770	562
Amortization of intangibles	1,311	1,546	426	439	446	432	510
Data processing	1,882	1,861	602	632	648	639	592
Telecommunications	1,050	1,033	361	359	330	387	361
Other general operating	11,162	11,106	3,687	3,592	3,883	3,885	3,767
Goodwill impairment	10,400	—	10,400	—	—	—	—
Merger and restructuring charges	1,450	2,188	421	508	521	533	594

Total noninterest expense	62,244	50,328	27,216	17,253	17,775	16,385	16,306

Income (loss) before income taxes	2,272	5,779	(5,912)	3,795	4,389	(1,419)	(1,976)
Income tax expense (benefit)	3,266	(691)	1,387	672	1,207	(1,225)	(975)

Net income (loss)	$(994)	$6,470	$(7,299)	$3,123	$3,182	$(194)	$(1,001)

Preferred stock dividends and accretion	1,036	3,478	348	340	348	5,002	1,240

Net income (loss) applicable to common shareholders	$(2,030)	$2,992	$(7,647)	$2,783	$2,834	$(5,196)	$(2,241)

Per common share information
Earnings (loss)	$(0.21)	$0.39	$(0.77)	$0.28	$0.28	$(0.60)	$(0.26)
Diluted earnings (loss) (2)	(0.21)	0.39	(0.77)	0.27	0.28	(0.60)	(0.26)
Dividends paid	0.03	0.03	0.01	0.01	0.01	0.01	0.01

Average common shares issued and outstanding	9,706,951	7,423,341	9,976,351	9,956,773	9,177,468	8,634,565	8,633,834

Average diluted common shares issued and outstanding (2)	9,706,951	7,449,911	9,976,351	10,029,776	10,005,254	8,634,565	8,633,834

(1)	In 2010, the amount of other-than-temporary impairment remaining in other comprehensive income for the individual quarters does not necessarily equal the year-to-date amount as the amount of other-than-temporary impairment remaining in other comprehensive income for the year-to-date period relates to securities on which other-than-temporary impairment was recognized in income in any quarter during the year-to-date period.
(2)	Due to a net loss for the third quarter of 2010, fourth and third quarters of 2009, and the nine months ended September 30, 2010, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	September 30 2010	June 30 2010	September 30 2009
Assets
Cash and cash equivalents	$131,116	$151,034	$152,412
Time deposits placed and other short-term investments	18,946	20,718	22,992
Federal funds sold and securities borrowed or purchased under agreements to resell	271,818	247,667	187,761
Trading account assets	207,695	197,376	204,838
Derivative assets	72,834	83,331	94,855
Debt securities:
Available-for-sale	322,424	314,765	247,200
Held-to-maturity, at cost	438	435	9,545
Total debt securities	322,862	315,200	256,745
Loans and leases	933,910	956,177	914,266
Allowance for loan and lease losses	(43,581)	(45,255)	(35,832)
Loans and leases, net of allowance	890,329	910,922	878,434
Premises and equipment, net	14,320	14,536	15,373
Mortgage servicing rights (includes $12,251, $14,745 and $17,539 measured at fair value)	12,540	15,041	17,850
Goodwill	75,602	85,801	86,009
Intangible assets	10,402	10,796	12,715
Loans held-for-sale	33,276	38,046	40,124
Customer and other receivables	78,599	86,466	93,620
Other assets	187,472	186,944	187,315
Total assets	$2,327,811	$2,363,878	$2,251,043

Assets of consolidated VIEs included in total assets above (substantially all pledged as collateral)
Trading account assets	$11,186	$10,675
Derivative assets	2,838	2,094
Available-for-sale debt securities	7,684	9,493
Loans and leases	132,106	134,143
Allowance for loan and lease losses	(9,831)	(10,585)
Loans and leases, net of allowance	122,275	123,558
Loans held-for-sale	3,301	3,371
All other assets	7,910	9,190
Total assets of consolidated VIEs	$155,194	$158,381

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet (continued)

(Dollars in millions)

	September 30 2010	June 30 2010	September 30 2009
Liabilities
Deposits in domestic offices:
Noninterest-bearing	$265,672	$258,988	$246,729
Interest-bearing	634,784	640,807	652,730
Deposits in foreign offices:
Noninterest-bearing	6,297	5,791	4,889
Interest-bearing	70,569	68,881	70,551
Total deposits	977,322	974,467	974,899
Federal funds purchased and securities loaned or sold under agreements to repurchase	296,605	307,211	249,578
Trading account liabilities	90,010	89,982	71,672
Derivative liabilities	49,807	62,789	52,624
Commercial paper and other short-term borrowings	64,818	73,358	62,280
Accrued expenses and other liabilities (includes $1,294, $1,413 and $1,567 of reserve for unfunded lending commitments)	139,896	132,814	126,019
Long-term debt	478,858	490,083	456,288
Total liabilities	2,097,316	2,130,704	1,993,360
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 3,960,660, 3,960,660 and 5,760,660 shares	18,104	17,993	58,840
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000, 12,800,000,000 and 10,000,000,000 shares; issued and outstanding - 10,033,705,046, 10,033,016,719 and 8,650,314,133 shares	149,563	149,175	128,823
Retained earnings	62,515	70,497	76,881
Accumulated other comprehensive income (loss)	336	(4,447)	(6,705)
Other	(23)	(44)	(156)
Total shareholders’ equity	230,495	233,174	257,683
Total liabilities and shareholders’ equity	$2,327,811	$2,363,878	$2,251,043

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$13,222	$17,848
Long-term debt	79,228	85,186
All other liabilities	1,954	2,535
Total liabilities of consolidated VIEs	$94,404	$105,569

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
Risk-based capital (1):
Tier 1 common	$124,756	$119,716	$115,520	$120,394	$112,357
Tier 1 capital	164,763	159,551	155,428	160,388	193,073
Total capital	231,120	220,827	219,913	226,070	258,568
Risk-weighted assets	1,476,774	1,494,990	1,519,723	1,542,517	1,548,962
Tier 1 common equity ratio (2)	8.45%	8.01%	7.60%	7.81%	7.25%
Tier 1 capital ratio	11.16	10.67	10.23	10.40	12.46
Total capital ratio	15.65	14.77	14.47	14.66	16.69
Tier 1 leverage ratio	7.24	6.69	6.46	6.91	8.39
Tangible equity ratio (3)	6.58	6.16	6.03	6.42	7.55
Tangible common equity ratio (3)	5.77	5.36	5.23	5.57	4.82

(1)	Reflects preliminary data for current period risk-based capital.
(2)	Tier 1 common equity ratio equals Tier 1 capital excluding preferred stock (except for Common Equivalent Securities at December 31, 2009), trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.
(3)	Tangible equity ratio equals period end tangible shareholders' equity divided by period end tangible assets. Tangible common equity equals period end tangible common shareholders' equity divided by period end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP measures. For corresponding reconciliations of tangible shareholders' equity and tangible assets to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations—Reconciliation to GAAP Financial Measures on pages 46-47. We believe the use of these non-GAAP measures provide additional clarity in assessing the results of the Corporation.

*	Preliminary data on risk-based capital

Outstanding Common Stock

No common shares were repurchased in the third quarter of 2010.

There is no existing Board authorized share repurchase program.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Core Net Interest Income

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	2010	2009	2010	2010	2010	2009	2009
Net interest income (1)
As reported (2)	$39,984	$36,514	$12,717	$13,197	$14,070	$11,896	$11,753
Impact of market-based net interest income (3)	(3,280)	(4,810)	(1,045)	(1,049)	(1,186)	(1,305)	(1,394)

Core net interest income	36,704	31,704	11,672	12,148	12,884	10,591	10,359
Impact of securitizations (4)	n/a	8,050	n/a	n/a	n/a	2,474	2,567

Core net interest income (5)	$36,704	$39,754	$11,672	$12,148	$12,884	$13,065	$12,926

Average earning assets
As reported	$1,902,303	$1,837,706	$1,863,819	$1,910,790	$1,933,060	$1,807,898	$1,790,000
Impact of market-based earning assets (3)	(514,249)	(478,288)	(494,777)	(521,010)	(527,318)	(490,563)	(468,844)

Core average earning assets	1,388,054	1,359,418	1,369,042	1,389,780	1,405,742	1,317,335	1,321,156
Impact of securitizations (6)	n/a	86,438	n/a	n/a	n/a	75,337	81,703

Core average earning assets (5)	$1,388,054	$1,445,856	$1,369,042	$1,389,780	$1,405,742	$1,392,672	$1,402,859

Net interest yield contribution (1, 7)
As reported (2)	2.81%	2.65%	2.72%	2.77%	2.93%	2.62%	2.61%
Impact of market-based activities (3)	0.72	0.46	0.67	0.73	0.76	0.59	0.52

Core net interest yield on earning assets	3.53	3.11	3.39	3.50	3.69	3.21	3.13
Impact of securitizations	n/a	0.56	n/a	n/a	n/a	0.53	0.54

Core net interest yield on earning assets (5)	3.53%	3.67%	3.39%	3.50%	3.69%	3.74%	3.67%

(1)	Fully taxable-equivalent basis
(2)	Balance and calculation include fees earned on overnight deposits placed with the Federal Reserve of $305 million and $249 million for the nine months ended September 30, 2010 and 2009; $107 million, $106 million, and $92 million for the third, second and first quarters of 2010, and $130 million and $107 million for the fourth and third quarters of 2009, respectively. For more information see Quarterly and Year-to-Date Average Balances and Interest Rates–Fully Taxable-equivalent Basis on pages 9-10 and 13-14.
(3)	Represents the impact of market-based amounts included in Global Banking & Markets.
(4)	Represents the impact of securitizations utilizing actual bond costs which is different from the business segment view which utilizes funds transfer pricing methodologies.
(5)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods are presented on a managed basis.
(6)	Represents average securitized loans less accrued interest receivable and certain securitized bonds retained.
(7)	Calculated on an annualized basis.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Third Quarter 2010			Second Quarter 2010			Third Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$23,233	$86	1.45%	$30,741	$70	0.93%	$29,485	$26	0.35%
Federal funds sold and securities borrowed or purchased under agreements to resell	254,820	441	0.69	263,564	457	0.70	223,039	722	1.28
Trading account assets	210,529	1,692	3.20	213,927	1,853	3.47	212,488	1,909	3.58
Debt securities (2)	328,097	2,646	3.22	314,299	2,966	3.78	263,712	3,048	4.62
Loans and leases (3):
Residential mortgage (4)	237,292	2,797	4.71	247,715	2,982	4.82	241,924	3,258	5.38
Home equity	143,083	1,457	4.05	148,219	1,537	4.15	153,269	1,614	4.19
Discontinued real estate	13,632	122	3.56	13,972	134	3.84	16,570	219	5.30
Credit card - domestic	115,251	3,113	10.72	118,738	3,121	10.54	49,751	1,349	10.76
Credit card - foreign	27,047	875	12.84	27,706	854	12.37	21,189	562	10.52
Direct/Indirect consumer (5)	95,692	1,130	4.68	98,549	1,233	5.02	100,012	1,439	5.71
Other consumer (6)	2,955	47	6.35	2,958	46	6.32	3,331	60	7.02

Total consumer	634,952	9,541	5.98	657,857	9,907	6.03	586,046	8,501	5.77

Commercial - domestic	192,306	2,040	4.21	195,144	2,005	4.12	216,332	2,132	3.91
Commercial real estate (7)	55,660	452	3.22	64,218	541	3.38	74,276	600	3.20
Commercial lease financing	21,402	255	4.78	21,271	261	4.90	22,068	178	3.22
Commercial - foreign	30,540	282	3.67	28,564	256	3.59	31,533	297	3.74

Total commercial	299,908	3,029	4.01	309,197	3,063	3.97	344,209	3,207	3.70

Total loans and leases	934,860	12,570	5.35	967,054	12,970	5.38	930,255	11,708	5.01

Other earning assets	112,280	949	3.36	121,205	994	3.29	131,021	1,333	4.05

Total earning assets (8)	1,863,819	18,384	3.93	1,910,790	19,310	4.05	1,790,000	18,746	4.17

Cash and cash equivalents (1)	155,784	107		209,686	106		196,116	107
Other assets, less allowance for loan and lease losses	351,604			369,269			404,559

Total assets	$2,371,207			$2,489,745			$2,390,675

(1)	Fees earned on overnight deposits placed with the Federal Reserve, which were included in the Time Deposits Placed and Other Short-Term Investments line in prior periods have been reclassified to Cash and Cash Equivalents, consistent with the balance sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.
(2)	Yields on AFS debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(4)	Includes foreign residential mortgages of $502 million and $506 million the third and second quarters of 2010, and $662 million in the third quarter of 2009.
(5)	Includes foreign consumer loans of $7.7 billion for both the third and second quarters of 2010, and $8.4 billion in the third quarter of 2009.
(6)	Includes consumer finance loans of $2.0 billion and $2.1 billion for the third and second quarters of 2010, and $2.4 billion in the third quarter of 2009; other foreign consumer loans of $788 million and $679 million in the third and second quarters of 2010, and $700 million in the third quarter of 2009; and consumer overdrafts of $123 million and $155 million for the third and second quarters of 2010, and $243 million in the third quarter of 2009.
(7)	Includes domestic commercial real estate loans of $53.1 billion and $61.6 billion in the third and second quarters of 2010, and $70.7 billion in the third quarter of 2009, and foreign commercial real estate loans of $2.5 billion and $2.6 billion in the third and second quarters of 2010, and $3.6 billion in the third quarter of 2009.
(8)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $643 million and $479 million in the third and second quarters of 2010, and $136 million in the third quarter of 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $1.0 billion and $829 million in the third and second quarters of 2010, and $873 million in the third quarter of 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)

(Dollars in millions)

	Third Quarter 2010			Second Quarter 2010			Third Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$37,008	$36	0.39%	$37,290	$43	0.46%	$34,170	$49	0.57%
NOW and money market deposit accounts	442,906	359	0.32	442,262	372	0.34	356,873	353	0.39
Consumer CDs and IRAs	132,687	377	1.13	147,425	441	1.20	214,284	1,100	2.04
Negotiable CDs, public funds and other time deposits	17,326	57	1.30	17,355	59	1.36	48,905	118	0.96

Total domestic interest-bearing deposits	629,927	829	0.52	644,332	915	0.57	654,232	1,620	0.98

Foreign interest-bearing deposits:
Banks located in foreign countries	18,557	38	0.81	19,994	34	0.70	15,941	29	0.73
Governments and official institutions	2,992	3	0.28	4,990	3	0.26	6,488	4	0.23
Time, savings and other	52,310	80	0.61	51,176	79	0.62	53,013	57	0.42

Total foreign interest-bearing deposits	73,859	121	0.65	76,160	116	0.61	75,442	90	0.47

Total interest-bearing deposits	703,786	950	0.54	720,492	1,031	0.57	729,674	1,710	0.93

Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	391,148	848	0.86	454,051	891	0.79	411,063	1,237	1.19
Trading account liabilities	95,265	635	2.65	100,021	715	2.87	73,290	455	2.46
Long-term debt	485,588	3,341	2.74	497,469	3,582	2.88	449,974	3,698	3.27

Total interest-bearing liabilities (1)	1,675,787	5,774	1.37	1,772,033	6,219	1.41	1,664,001	7,100	1.70

Noninterest-bearing sources:
Noninterest-bearing deposits	270,060			271,123			259,621
Other liabilities	191,382			213,128			211,070
Shareholders’ equity	233,978			233,461			255,983

Total liabilities and shareholders’ equity	$2,371,207			$2,489,745			$2,390,675

Net interest spread			2.56%			2.64%			2.47%
Impact of noninterest-bearing sources			0.13			0.10			0.12

Net interest income/yield on earning assets (2)		$12,610	2.69%		$13,091	2.74%		$11,646	2.59%

(1)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $643 million and $479 million in the third and second quarters of 2010, and $136 million in the third quarter of 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $1.0 billion and $829 million in the third and second quarters of 2010, and $873 million in the third quarter of 2009.
(2)	Fees earned on overnight deposits placed with the Federal Reserve, which were included in the Time Deposits Placed and Other Short-Term Investments line in prior periods have been reclassified to Cash and Cash Equivalents, consistent with the balance sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Third Quarter 2010			Second Quarter 2010			Third Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$23,233	$86	1.45%	$30,741	$71	0.93%	$29,485	$26	0.35%
Federal funds sold and securities borrowed or purchased under agreements to resell (2)	254,820	366	0.57	263,564	384	0.58	223,039	627	1.11
Trading account assets (2)	210,529	1,754	3.32	213,927	1,904	3.56	212,488	1,915	3.59
Debt securities (2)	328,097	3,286	4.00	314,299	3,431	4.38	263,712	3,261	4.94
Loans and leases:
Residential mortgage	237,292	2,797	4.71	247,715	2,982	4.82	241,924	3,258	5.38
Home equity	143,083	1,457	4.05	148,219	1,537	4.15	153,269	1,614	4.19
Discontinued real estate	13,632	122	3.56	13,972	134	3.84	16,570	219	5.30
Credit card - domestic	115,251	3,113	10.72	118,738	3,121	10.54	49,751	1,349	10.76
Credit card - foreign	27,047	875	12.84	27,706	854	12.37	21,189	562	10.52
Direct/Indirect consumer	95,692	1,130	4.68	98,549	1,233	5.02	100,012	1,439	5.71
Other consumer	2,955	47	6.35	2,958	46	6.32	3,331	60	7.02
Total consumer	634,952	9,541	5.98	657,857	9,907	6.03	586,046	8,501	5.77
Commercial - domestic (2)	192,306	2,056	4.24	195,144	2,040	4.19	216,332	2,144	3.93
Commercial real estate	55,660	452	3.22	64,218	541	3.38	74,276	600	3.20
Commercial lease financing	21,402	255	4.78	21,271	261	4.90	22,068	178	3.22
Commercial - foreign	30,540	282	3.67	28,564	256	3.59	31,533	297	3.74
Total commercial	299,908	3,045	4.03	309,197	3,098	4.02	344,209	3,219	3.71
Total loans and leases	934,860	12,586	5.35	967,054	13,005	5.39	930,255	11,720	5.01
Other earning assets	112,280	949	3.36	121,205	994	3.29	131,021	1,333	4.05
Total earning assets - excluding hedge impact	1,863,819	19,027	4.06	1,910,790	19,789	4.15	1,790,000	18,882	4.20
Net hedge expense on assets		(643)			(479)			(136)
Total earning assets - including hedge impact	1,863,819	18,384	3.93	1,910,790	19,310	4.05	1,790,000	18,746	4.17
Cash and cash equivalents	155,784	107		209,686	106		196,116	107
Other assets, less allowance for loan and lease losses	351,604			369,269			404,559
Total assets	$2,371,207			$2,489,745			$2,390,675

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income is presented below.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2010	Second Quarter 2010	Third Quarter 2009
Time deposits placed and other short-term investments	$—	$(1)	$—
Federal funds sold and securities borrowed or purchased under agreements to resell	75	73	95
Trading account assets	(62)	(51)	(6)
Debt securities	(640)	(465)	(213)
Commercial - domestic	(16)	(35)	(12)

Net hedge expense on assets	$(643)	$(479)	$(136)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1) (continued)

(Dollars in millions)

	Third Quarter 2010			Second Quarter 2010			Third Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$37,008	$36	0.39%	$37,290	$43	0.46%	$34,170	$49	0.57%
NOW and money market deposit accounts (2)	442,906	360	0.32	442,262	372	0.34	356,873	353	0.39
Consumer CDs and IRAs (2)	132,687	328	0.98	147,425	395	1.07	214,284	1,054	1.95
Negotiable CDs, public funds and other time deposits (2)	17,326	54	1.22	17,355	55	1.27	48,905	114	0.92
Total domestic interest-bearing deposits	629,927	778	0.49	644,332	865	0.54	654,232	1,570	0.95
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	18,557	19	0.39	19,994	17	0.34	15,941	14	0.37
Governments and official institutions	2,992	3	0.28	4,990	3	0.26	6,488	4	0.23
Time, savings and other	52,310	80	0.61	51,176	79	0.62	53,013	57	0.42
Total foreign interest-bearing deposits	73,859	102	0.54	76,160	99	0.52	75,442	75	0.40
Total interest-bearing deposits	703,786	880	0.50	720,492	964	0.54	729,674	1,645	0.90
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings (2)	391,148	700	0.71	454,051	815	0.72	411,063	1,059	1.02
Trading account liabilities	95,265	635	2.65	100,021	715	2.87	73,290	455	2.46
Long-term debt (2)	485,588	4,579	3.76	497,469	4,554	3.67	449,974	4,814	4.26
Total interest-bearing liabilities - excluding hedge impact	1,675,787	6,794	1.61	1,772,033	7,048	1.59	1,664,001	7,973	1.90
Net hedge income on liabilities		(1,020)			(829)			(873)
Total interest-bearing liabilities - including hedge impact	1,675,787	5,774	1.37	1,772,033	6,219	1.41	1,664,001	7,100	1.70
Noninterest-bearing sources:
Noninterest-bearing deposits	270,060			271,123			259,621
Other liabilities	191,382			213,128			211,070
Shareholders’ equity	233,978			233,461			255,983
Total liabilities and shareholders’ equity	$2,371,207			$2,489,745			$2,390,675
Net interest spread			2.45			2.56			2.30
Impact of noninterest-bearing sources			0.16			0.11			0.13
Net interest income/yield on earning assets - excluding hedge impact		12,233	2.61%		12,741	2.67%		10,909	2.43%
Net impact of hedge income (expense)		377	0.08		350	0.07		737	0.16
Net interest income/yield on earning assets		$12,610	2.69%		$13,091	2.74%		$11,646	2.59%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest expense is presented below.

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$(1)	$—	$—
Consumer CDs and IRAs	49	46	46
Negotiable CDs, public funds and other time deposits	3	4	4
Banks located in foreign countries	19	17	15
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	148	76	178
Long-term debt	(1,238)	(972)	(1,116)

Net hedge income on liabilities	$(1,020)	$(829)	$(873)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Nine Months Ended September 30
	2010			2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$27,175	$217	1.06%	$27,094	$244	1.20%
Federal funds sold and securities borrowed or purchased under agreements to resell	261,444	1,346	0.69	232,680	2,567	1.47
Trading account assets	212,985	5,340	3.35	216,462	6,436	3.97
Debt securities (2)	317,906	8,785	3.69	268,291	10,303	5.12
Loans and leases (3):
Residential mortgage (4)	242,922	8,879	4.87	253,531	10,427	5.49
Home equity	147,911	4,580	4.14	156,128	5,123	4.38
Discontinued real estate	14,009	409	3.89	18,078	908	6.70
Credit card - domestic	119,744	9,604	10.72	53,444	4,330	10.83
Credit card - foreign	28,198	2,635	12.50	18,973	1,517	10.69
Direct/Indirect consumer (5)	98,368	3,665	4.98	100,349	4,655	6.20
Other consumer (6)	2,973	141	6.34	3,346	187	7.43
Total consumer	654,125	29,913	6.11	603,849	27,147	6.00
Commercial - domestic	196,665	6,015	4.09	229,462	6,793	3.96
Commercial real estate (7)	62,755	1,568	3.34	74,021	1,777	3.21
Commercial lease financing	21,448	820	5.10	22,050	717	4.33
Commercial - foreign	29,309	802	3.66	33,878	1,119	4.42
Total commercial	310,177	9,205	3.97	359,411	10,406	3.87
Total loans and leases	964,302	39,118	5.42	963,260	37,553	5.21
Other earning assets	118,491	2,996	3.38	129,919	3,883	4.00
Total earning assets (8)	1,902,303	57,802	4.06	1,837,706	60,986	4.43
Cash and cash equivalents (1)	187,310	305		184,650	249
Other assets, less allowance for loan and lease losses	366,783			420,549
Total assets	$2,456,396			$2,442,905

(1)	Fees earned on overnight deposits placed with the Federal Reserve, which were included in the Time Deposits Placed and Other Short-Term Investments line in prior periods, have been reclassified to Cash and Cash Equivalents, consistent with the balance sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.
(2)	Yields on AFS debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(4)	Includes foreign residential mortgages of $515 million and $647 million for the nine months ended September 30, 2010 and 2009.
(5)	Includes foreign consumer loans of $7.9 billion and $7.8 billion for the nine months ended September 30, 2010 and 2009.
(6)	Includes consumer finance loans of $2.1 billion and $2.5 billion, other foreign consumer loans of $711 million and $646 million, and consumer overdrafts of $137 million and $226 million for the nine months ended September 30, 2010 and 2009.
(7)	Includes domestic commercial real estate loans of $60.1 billion and $71.5 billion, and foreign commercial real estate loans of $2.7 billion and $2.5 billion for the nine months ended September 30, 2010 and 2009.
(8)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $1.4 billion and $208 million for the nine months ended September 30, 2010 and 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $2.8 billion and $1.9 billion for the nine months ended September 30, 2010 and 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)

(Dollars in millions)

	Nine Months Ended September 30
	2010			2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$36,482	$122	0.45%	$33,645	$161	0.64%
NOW and money market deposit accounts	433,858	1,072	0.33	347,423	1,169	0.45
Consumer CDs and IRAs	148,644	1,385	1.25	226,555	4,219	2.49
Negotiable CDs, public funds and other time deposits	18,138	179	1.32	39,829	391	1.31
Total domestic interest-bearing deposits	637,122	2,758	0.58	647,452	5,940	1.23
Foreign interest-bearing deposits:
Banks located in foreign countries	18,964	104	0.73	20,381	114	0.75
Governments and official institutions	4,812	9	0.24	7,893	14	0.23
Time, savings and other	52,524	232	0.59	55,214	267	0.65
Total foreign interest-bearing deposits	76,300	345	0.60	83,488	395	0.63
Total interest-bearing deposits	713,422	3,103	0.58	730,940	6,335	1.16
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	450,748	2,557	0.76	501,485	4,854	1.29
Trading account liabilities	95,159	2,010	2.82	68,530	1,484	2.90
Long-term debt	498,794	10,453	2.80	447,038	12,048	3.60
Total interest-bearing liabilities (1)	1,758,123	18,123	1.38	1,747,993	24,721	1.89
Noninterest-bearing sources:
Noninterest-bearing deposits	268,710			245,242
Other liabilities	197,105			207,032
Shareholders’ equity	232,458			242,638
Total liabilities and shareholders’ equity	$2,456,396			$2,442,905
Net interest spread			2.68%			2.54%
Impact of noninterest-bearing sources			0.11			0.09
Net interest income/yield on earning assets (2)		$39,679	2.79%		$36,265	2.63%

(1)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $1.4 billion and $208 million for the nine months ended September 30, 2010 and 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $2.8 billion and $1.9 billion for the nine months ended September 30, 2010 and 2009.
(2)	Fees earned on overnight deposits placed with the Federal Reserve, which were included in the Time Deposits Placed and Other Short-Term Investments line in prior periods, have been reclassified to Cash and Cash Equivalents, consistent with the balance sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Nine Months Ended September 30
	2010			2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$27,175	$218	1.07%	$27,094	$247	1.22%
Federal funds sold and securities borrowed or purchased under agreements to resell (2)	261,444	1,118	0.57	232,680	2,413	1.39
Trading account assets (2)	212,985	5,491	3.44	216,462	6,442	3.97
Debt securities (2)	317,906	10,171	4.27	268,291	10,578	5.26
Loans and leases:
Residential mortgage	242,922	8,879	4.87	253,531	10,427	5.49
Home equity	147,911	4,580	4.14	156,128	5,123	4.38
Discontinued real estate	14,009	409	3.89	18,078	908	6.70
Credit card - domestic	119,744	9,604	10.72	53,444	4,330	10.83
Credit card - foreign	28,198	2,635	12.50	18,973	1,517	10.69
Direct/Indirect consumer	98,368	3,665	4.98	100,349	4,655	6.20
Other consumer	2,973	141	6.34	3,346	187	7.43
Total consumer	654,125	29,913	6.11	603,849	27,147	6.00
Commercial - domestic (2)	196,665	6,099	4.15	229,462	6,871	4.00
Commercial real estate	62,755	1,568	3.34	74,021	1,777	3.21
Commercial lease financing	21,448	820	5.10	22,050	717	4.33
Commercial - foreign	29,309	802	3.66	33,878	1,119	4.42
Total commercial	310,177	9,289	4.00	359,411	10,484	3.90
Total loans and leases	964,302	39,202	5.43	963,260	37,631	5.22
Other earning assets	118,491	2,996	3.38	129,919	3,883	3.99
Total earning assets - excluding hedge impact	1,902,303	59,196	4.16	1,837,706	61,194	4.45
Net hedge expense on assets		(1,394)			(208)
Total earning assets - including hedge impact	1,902,303	57,802	4.06	1,837,706	60,986	4.43
Cash and cash equivalents	187,310	305		184,650	249
Other assets, less allowance for loan and lease losses	366,783			420,549
Total assets	$2,456,396			$2,442,905

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income is presented below.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Nine Months Ended September 30
	2010	2009
Time deposits placed and other short-term investments	$(1)	$(3)
Federal funds sold and securities borrowed or purchased under agreements to resell	228	154
Trading account assets	(151)	(6)
Debt securities	(1,386)	(275)
Commercial - domestic	(84)	(78)

Net hedge expense on assets	$(1,394)	$(208)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1) (continued)

(Dollars in millions)

	Nine Months Ended September 30
	2010			2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$36,482	$122	0.45%	$33,645	$161	0.64%
NOW and money market deposit accounts (2)	433,858	1,073	0.33	347,423	1,170	0.45
Consumer CDs and IRAs (2)	148,644	1,246	1.12	226,555	4,050	2.39
Negotiable CDs, public funds and other time deposits (2)	18,138	169	1.24	39,829	379	1.27
Total domestic interest-bearing deposits	637,122	2,610	0.55	647,452	5,760	1.19
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	18,964	51	0.36	20,381	79	0.52
Governments and official institutions	4,812	9	0.24	7,893	14	0.23
Time, savings and other	52,524	232	0.59	55,214	267	0.65
Total foreign interest-bearing deposits	76,300	292	0.51	83,488	360	0.58
Total interest-bearing deposits	713,422	2,902	0.54	730,940	6,120	1.12
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings (2)	450,748	2,231	0.66	501,485	4,131	1.10
Trading account liabilities	95,159	2,010	2.82	68,530	1,484	2.90
Long-term debt (2)	498,794	13,799	3.69	447,038	14,921	4.46
Total interest-bearing liabilities - excluding hedge impact	1,758,123	20,942	1.59	1,747,993	26,656	2.04
Net hedge income on liabilities		(2,819)			(1,935)
Total interest-bearing liabilities - including hedge impact	1,758,123	18,123	1.38	1,747,993	24,721	1.89
Noninterest-bearing sources:
Noninterest-bearing deposits	268,710			245,242
Other liabilities	197,105			207,032
Shareholders’ equity	232,458			242,638
Total liabilities and shareholders’ equity	$2,456,396			$2,442,905
Net interest spread			2.57			2.41
Impact of noninterest-bearing sources			0.12			0.10
Net interest income/yield on earning assets - excluding hedge impact		38,254	2.69%		34,538	2.51%
Net impact of hedge income (expense)		1,425	0.10		1,727	0.12
Net interest income/yield on earning assets		$39,679	2.79%		$36,265	2.63%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest expense is presented below.

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	139	169
Negotiable CDs, public funds and other time deposits	10	12
Banks located in foreign countries	53	35
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	326	723
Long-term debt	(3,346)	(2,873)

Net hedge income on liabilities	$(2,819)	$(1,935)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

Debt Securities and Available-for-Sale Marketable Equity Securities

(Dollars in millions)

	September 30, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$53,153	$499	$(1,602)	$52,050
Mortgage-backed securities:
Agency	162,143	3,785	(103)	165,825
Agency collateralized mortgage obligations	38,856	478	(73)	39,261
Non-agency residential	25,716	738	(669)	25,785
Non-agency commercial	6,632	943	(22)	7,553
Foreign securities	3,960	95	(468)	3,587
Corporate bonds	5,888	256	(20)	6,124
Other taxable securities (1)	16,534	57	(322)	16,269

Total taxable securities	312,882	6,851	(3,279)	316,454
Tax-exempt securities	5,882	159	(71)	5,970

Total available-for-sale debt securities	$318,764	$7,010	$(3,350)	$322,424

Held-to-maturity debt securities	438	—	—	438

Total debt securities	$319,202	$7,010	$(3,350)	$322,862

Available-for-sale marketable equity securities (2)	$8,598	$9,868	$(28)	$18,438

	June 30, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$50,630	$476	$(722)	$50,384
Mortgage-backed securities:
Agency	148,618	5,025	(62)	153,581
Agency collateralized mortgage obligations	40,139	816	(85)	40,870
Non-agency residential	29,795	597	(1,032)	29,360
Non-agency commercial	6,327	840	(39)	7,128
Foreign securities	3,703	70	(823)	2,950
Corporate bonds	6,249	181	(63)	6,367
Other taxable securities (1)	17,176	73	(537)	16,712

Total taxable securities	302,637	8,078	(3,363)	307,352
Tax-exempt securities	7,462	96	(145)	7,413

Total available-for-sale debt securities	$310,099	$8,174	$(3,508)	$314,765

Held-to-maturity debt securities	435	—	—	435

Total debt securities	$310,534	$8,174	$(3,508)	$315,200

Available-for-sale marketable equity securities (2)	$181	$30	$(32)	$179

(1)	Substantially all asset-backed securities.
(2)	Classified in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Quarterly Results by Business Segment

(Dollars in millions)

	Third Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$12,717	$1,922	$4,361	$1,346	$1,874	$1,874	$1,292	$48
Noninterest income	14,265	1,138	1,350	2,398	685	5,302	2,780	612

Total revenue, net of interest expense	26,982	3,060	5,711	3,744	2,559	7,176	4,072	660

Provision for credit losses	5,396	62	3,177	1,302	554	(157)	128	330
Noninterest expense	27,216	2,693	12,099	2,979	1,000	4,446	3,449	550

Income (loss) before income taxes	(5,630)	305	(9,565)	(537)	1,005	2,887	495	(220)
Income tax expense (benefit) (2)	1,669	110	306	(193)	368	1,439	182	(543)

Net income (loss)	$(7,299)	$195	$(9,871)	$(344)	$637	$1,448	$313	$323

Average
Total loans and leases	$934,860	n/m	$171,191	$127,713	$198,839	$98,847	$99,318	$238,457
Total assets (3)	2,371,207	$433,203	177,634	223,133	315,632	745,097	271,304	n/m
Total deposits	973,846	408,009	n/m	n/m	148,534	106,865	237,878	44,586
Allocated equity	233,978	24,382	35,270	26,628	41,172	52,519	23,896	30,111

Period end
Total loans and leases	$933,910	n/m	$168,845	$127,701	$195,858	$99,476	$99,772	$241,837
Total assets (3)	2,327,811	$431,604	169,813	215,592	302,684	747,917	272,272	n/m
Total deposits	977,322	406,340	n/m	n/m	150,981	109,956	243,586	37,130

	Second Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$13,197	$2,115	$4,439	$1,000	$2,118	$1,977	$1,385	$163
Noninterest income	16,253	1,489	2,422	1,795	660	4,028	2,946	2,913

Total revenue, net of interest expense	29,450	3,604	6,861	2,795	2,778	6,005	4,331	3,076

Provision for credit losses	8,105	61	3,795	2,390	623	(133)	121	1,248
Noninterest expense	17,253	2,490	1,776	2,817	909	4,788	3,369	1,104

Income (loss) before income taxes	4,092	1,053	1,290	(2,412)	1,246	1,350	841	724
Income tax expense (benefit) (2)	969	385	470	(878)	456	422	485	(371)

Net income (loss)	$3,123	$668	$820	$(1,534)	$790	$928	$356	$1,095

Average
Total loans and leases	$967,054	n/m	$177,571	$130,664	$206,111	$95,902	$99,007	$257,245
Total assets (3)	2,489,745	$440,627	186,195	229,168	302,842	771,267	265,903	n/m
Total deposits	991,615	415,669	n/m	n/m	145,427	112,959	229,272	64,202
Allocated equity	233,461	24,212	40,517	26,346	41,971	53,138	23,515	23,762

Period end
Total loans and leases	$956,177	n/m	$173,021	$129,798	$203,173	$95,647	$99,351	$254,615
Total assets (3)	2,363,878	$436,932	183,334	225,492	303,996	711,444	259,728	n/m
Total deposits	974,467	411,679	n/m	n/m	147,400	105,942	229,551	56,986

	Third Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$11,753	$1,726	$4,920	$1,309	$2,012	$2,255	$1,329	$(1,798)
Noninterest income	14,612	1,906	2,330	2,104	760	5,419	2,543	(450)

Total revenue, net of interest expense	26,365	3,632	7,250	3,413	2,772	7,674	3,872	(2,248)

Provision for credit losses	11,705	93	6,823	2,897	2,057	538	515	(1,218)
Noninterest expense	16,306	2,286	1,915	3,049	959	3,653	3,005	1,439

Income (loss) before income taxes	(1,646)	1,253	(1,488)	(2,533)	(244)	3,483	352	(2,469)
Income tax expense (benefit) (2)	(645)	439	(533)	(898)	(84)	1,241	118	(928)

Net income (loss)	$(1,001)	$814	$(955)	$(1,635)	$(160)	$2,242	$234	$(1,541)

Average
Total loans and leases	$930,255	n/m	$208,650	$132,599	$225,994	$105,995	$101,155	$155,184
Total assets (3)	2,390,675	$443,204	224,165	236,086	292,878	754,295	239,352	n/m
Total deposits	989,296	418,449	n/m	n/m	131,548	104,228	214,992	95,131
Allocated equity	255,983	23,688	40,652	24,737	42,193	50,844	18,802	55,067

Period end
Total loans and leases	$914,266	n/m	$202,860	$134,255	$221,543	$101,730	$99,281	$153,880
Total assets (3)	2,251,043	$441,585	219,642	234,725	284,869	703,275	248,472	n/m
Total deposits	974,899	416,951	n/m	n/m	133,214	98,704	220,481	81,449

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods for Global Card Services are presented on a managed basis with a corresponding offset in All Other.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Year-to-Date Results by Business Segment

(Dollars in millions)

	Nine Months Ended September 30, 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$39,984	$6,183	$13,618	$3,559	$6,205	$5,997	$4,068	$354
Noninterest income	48,738	4,114	5,757	6,604	2,162	16,934	8,504	4,663

Total revenue, net of interest expense	88,722	10,297	19,375	10,163	8,367	22,931	12,572	5,017

Provision for credit losses	23,306	160	10,507	7,292	2,103	(43)	491	2,796
Noninterest expense	62,244	7,678	15,607	9,125	2,876	13,602	10,011	3,345

Income (loss) before income taxes	3,172	2,459	(6,739)	(6,254)	3,388	9,372	2,070	(1,124)
Income tax expense (benefit) (2)	4,166	906	1,349	(2,304)	1,248	3,777	941	(1,751)

Net income (loss)	$(994)	$1,553	$(8,088)	$(3,950)	$2,140	$5,595	$1,129	$627

Average
Total loans and leases	$964,302	n/m	$179,290	$130,685	$206,209	$97,925	$99,122	$250,553
Total assets (3)	2,456,396	$437,612	186,491	228,765	304,581	764,909	264,554	n/m
Total deposits	982,132	412,593	n/m	n/m	145,857	107,927	230,604	59,640
Allocated equity	232,458	24,238	39,623	26,749	41,924	53,561	23,137	23,226

Period end
Total loans and leases	$933,910	n/m	$168,845	$127,701	$195,858	$99,476	$99,772	$241,837
Total assets (3)	2,327,811	$431,604	169,813	215,592	302,684	747,917	272,272	n/m
Total deposits	977,322	406,340	n/m	n/m	150,981	109,956	243,586	37,130

	Nine Months Ended September 30, 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$36,514	$5,324	$15,094	$3,700	$5,972	$7,403	$4,271	$(5,250)
Noninterest income	59,017	5,156	6,865	9,412	2,352	19,622	7,725	7,885

Total revenue, net of interest expense	95,531	10,480	21,959	13,112	8,324	27,025	11,996	2,635

Provision for credit losses	38,460	268	22,699	8,995	5,925	1,451	1,007	(1,885)
Noninterest expense	50,328	7,173	5,848	8,540	2,902	12,328	9,263	4,274

Income (loss) before income taxes	6,743	3,039	(6,588)	(4,423)	(503)	13,246	1,726	246
Income tax expense (benefit) (2)	273	1,073	(2,321)	(1,567)	(244)	4,623	603	(1,894)

Net income (loss)	$6,470	$1,966	$(4,267)	$(2,856)	$(259)	$8,623	$1,123	$2,140

Average
Total loans and leases	$963,260	n/m	$216,101	$129,910	$232,426	$114,578	$104,444	$165,086
Total assets (3)	2,442,905	$428,223	232,816	229,212	277,894	789,860	251,719	n/m
Total deposits	976,182	403,551	n/m	n/m	125,333	103,630	226,964	92,139
Allocated equity	242,638	23,499	40,807	18,615	41,805	48,820	17,850	51,242

Period end
Total loans and leases	$914,266	n/m	$202,860	$134,255	$221,543	$101,730	$99,281	$153,880
Total assets (3)	2,251,043	$441,585	219,642	234,725	284,869	703,275	248,472	n/m
Total deposits	974,899	416,951	n/m	n/m	133,214	98,704	220,481	81,449

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods for Global Card Services are presented on a managed basis with a corresponding offset in All Other.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Deposits Segment Results

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Net interest income (1)	$6,183	$5,324	$1,922	$2,115	$2,146	$1,765	$1,726
Noninterest income:
Service charges	4,112	5,152	1,138	1,494	1,480	1,645	1,904
All other income (loss)	2	4	—	(5)	7	(1)	2

Total noninterest income	4,114	5,156	1,138	1,489	1,487	1,644	1,906

Total revenue, net of interest expense	10,297	10,480	3,060	3,604	3,633	3,409	3,632

Provision for credit losses	160	268	62	61	37	75	93
Noninterest expense	7,678	7,173	2,693	2,490	2,495	2,326	2,286

Income before income taxes	2,459	3,039	305	1,053	1,101	1,008	1,253
Income tax expense (1)	906	1,073	110	385	411	398	439

Net income	$1,553	$1,966	$195	$668	$690	$610	$814

Net interest yield (1)	2.01%	1.77%	1.87%	2.05%	2.11%	1.69%	1.64%
Return on average equity	8.57	11.19	3.17	11.07	11.60	10.14	13.63
Efficiency ratio (1)	74.57	68.45	88.03	69.08	68.67	68.23	62.93

Balance sheet

Average
Total earning assets (2)	$411,178	$401,837	$407,025	$414,178	$412,390	$414,798	$416,570
Total assets (2)	437,612	428,223	433,203	440,627	439,070	441,478	443,204
Total deposits	412,593	403,551	408,009	415,669	414,169	416,534	418,449
Allocated equity	24,238	23,499	24,382	24,212	24,116	23,876	23,688

Period end
Total earning assets (2)	$405,552	$415,076	$405,552	$410,919	$416,174	$417,713	$415,076
Total assets (2)	431,604	441,585	431,604	436,932	442,525	444,612	441,585
Total deposits	406,340	416,951	406,340	411,679	417,541	419,583	416,951

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Deposits Key Indicators

(Dollars in millions, except as noted)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Average deposit balances
Checking	$146,704	$132,555	$147,112	$149,198	$143,767	$138,997	$136,557
Savings	34,656	31,485	35,135	35,467	33,345	31,995	32,374
MMS	120,637	89,438	122,959	122,089	116,796	108,848	98,659
CDs and IRAs	107,337	146,823	99,690	105,598	116,911	133,714	147,844
Foreign and other	3,259	3,250	3,113	3,317	3,350	2,980	3,015

Total average deposit balances	$412,593	$403,551	$408,009	$415,669	$414,169	$416,534	$418,449

Deposit spreads (excludes noninterest costs)
Checking	3.80%	4.06%	3.76%	3.82%	3.82%	3.82%	3.93%
Savings	3.69	3.86	3.63	3.70	3.73	3.67	3.83
MMS	1.05	0.36	1.53	0.84	0.77	0.59	0.58
CDs and IRAs	0.20	0.04	0.28	0.22	0.12	0.02	(0.01)
Foreign and other	4.20	3.63	4.31	4.14	4.15	3.45	3.48
Total deposit spreads	2.04	1.74	2.22	2.01	1.90	1.73	1.72

Online banking (end of period)
Active accounts (units in thousands)	29,313	29,209	29,313	29,195	29,850	29,600	29,209
Active billpay accounts (units in thousands)	14,941	15,107	14,941	14,902	15,078	14,966	15,107

Bank of America has the largest active online banking customer base with 29.3 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

14.9 million active bill pay users paid $76.1 billion worth of bills this quarter.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Global Card Services Segment Results (1)

(Dollars in millions)

	Nine Months Ended September 30				Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009		Third Quarter 2009
	2010		2009
Net interest income (2)	$13,618		$15,094		$4,361		$4,439		$4,818		$4,878		$4,920
Noninterest income:
Card income	5,658		6,460		1,877		1,900		1,881		2,093		2,183
All other income (loss)	99		405		(527)		522		104		115		147

Total noninterest income	5,757		6,865		1,350		2,422		1,985		2,208		2,330

Total revenue, net of interest expense	19,375		21,959		5,711		6,861		6,803		7,086		7,250

Provision for credit losses	10,507		22,699		3,177		3,795		3,535		6,854		6,823
Goodwill impairment	10,400		—		10,400		—		—		—		—
Noninterest expense (3)	5,207		5,848		1,699		1,776		1,732		1,877		1,915

Income (loss) before income taxes	(6,739)		(6,588)		(9,565)		1,290		1,536		(1,645)		(1,488)
Income tax expense (benefit) (2)	1,349		(2,321)		306		470		573		(651)		(533)

Net income (loss)	$(8,088)		$(4,267)		$(9,871)		$820		$963		$(994)		$(955)

Net interest yield (2)	10.14	%	9.35	%	10.09	%	10.01	%	10.32	%	9.71	%	9.37	%
Return on average equity	n/m		n/m		n/m		8.12		9.05		n/m		n/m
Efficiency ratio (2)	26.87		26.64		n/m		25.86		25.48		26.48		26.40
Efficiency ratio, excluding goodwill impairment charge (2, 3)	26.87		26.64		29.75		25.86		25.48		26.48		26.40

Balance sheet

Average
Total loans and leases	$179,290		$216,101		$171,191		$177,571		$189,307		$199,756		$208,650
Total earning assets	179,494		215,901		171,456		177,868		189,353		199,383		208,287
Total assets	186,491		232,816		177,634		186,195		195,845		215,447		224,165
Allocated equity	39,623		40,807		35,270		40,517		43,170		41,696		40,652

Period end
Total loans and leases	$168,845		$202,860		$168,845		$173,021		$181,763		$196,289		$202,860
Total earning assets	169,615		202,653		169,615		173,497		182,267		196,046		202,653
Total assets	169,813		219,642		169,813		183,334		190,996		212,668		219,642

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods are presented on a managed basis (See Exhibit A: Non-GAAP Reconciliations - Global Card Services - Reconciliation on page 48).
(2)	Fully taxable-equivalent basis
(3)	Excludes goodwill impairment of $10.4 billion during the three and nine months ended September 30, 2010.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Global Card Services Key Indicators (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Credit Card Data (2)

Loans
Average
Securitization impact	n/a	$100,727	n/a	n/a	n/a	$91,705	$97,520
Held credit card outstandings	$147,942	72,417	$142,298	$146,444	$155,225	70,893	70,940

Total credit card outstandings	$147,942	$173,144	$142,298	$146,444	$155,225	$162,598	$168,460

Period end
Securitization impact	n/a	$94,328	n/a	n/a	n/a	$89,715	$94,328
Held credit card outstandings	$140,871	70,206	$140,871	$143,130	$149,555	71,109	70,206

Total credit card outstandings	$140,871	$164,534	$140,871	$143,130	$149,555	$160,824	$164,534

Credit Quality
Charge-offs $
Securitization impact	n/a	$8,473	n/a	n/a	n/a	$2,926	$3,308
Held net charge-offs	$12,323	5,845	$3,270	$4,459	$4,594	1,941	2,169

Total credit card net losses	$12,323	$14,318	$3,270	$4,459	$4,594	$4,867	$5,477

Charge-offs %
Securitization impact	n/a	0.27%	n/a	n/a	n/a	1.02%	0.77%
Held net charge-offs	11.14%	10.79	9.12%	12.21%	12.00%	10.86	12.13

Total credit card net losses	11.14%	11.06%	9.12%	12.21%	12.00%	11.88%	12.90%

30+ Delinquency $
Securitization impact	n/a	$7,047	n/a	n/a	n/a	$6,599	$7,047
Held delinquency	$7,643	5,054	$7,643	$8,256	$10,172	5,011	5,054

Total delinquency	$7,643	$12,101	$7,643	$8,256	$10,172	$11,610	$12,101

30+ Delinquency %
Securitization impact	n/a	0.15%	n/a	n/a	n/a	0.17%	0.15%
Held delinquency	5.43%	7.20	5.43%	5.77%	6.80%	7.05	7.20

Total delinquency	5.43%	7.35%	5.43%	5.77%	6.80%	7.22%	7.35%

90+ Delinquency $
Securitization impact	n/a	$3,600	n/a	n/a	n/a	$3,550	$3,600
Held delinquency	$4,007	2,593	$4,007	$4,542	$5,589	2,673	2,593

Total delinquency	$4,007	$6,193	$4,007	$4,542	$5,589	$6,223	$6,193

90+ Delinquency %
Securitization impact	n/a	0.07%	n/a	n/a	n/a	0.11%	0.07%
Held delinquency	2.84%	3.69	2.84%	3.17%	3.74%	3.76	3.69

Total delinquency	2.84%	3.76%	2.84%	3.17%	3.74%	3.87%	3.76%

Other Global Card Services Key Indicators

Credit card data
Gross interest yield	11.07%	11.40%	11.13%	10.89%	11.18%	11.34%	11.18%
Risk adjusted margin	2.13	2.06	3.28	1.33	1.83	1.47	0.26
New account growth (in thousands)	2,129	3,201	714	670	745	994	1,014
Purchase volumes	$156,858	$153,031	$54,257	$53,924	$48,677	$54,875	$53,031

Debit Card Data
Debit purchase volumes	$173,537	$161,055	$58,334	$59,136	$56,067	$57,186	$54,764

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods are presented on a managed basis.
(2)	Credit Card includes U.S., Europe and Canada consumer credit card and does not include business card, debit card and unsecured consumer lending.

n/a = not applicable

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Home Loans & Insurance Segment Results

(Dollars in millions; except as noted)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Net interest income (1)	$3,559	$3,700	$1,346	$1,000	$1,213	$1,275	$1,309
Noninterest income:
Mortgage banking income	4,417	7,505	1,756	1,020	1,641	1,816	1,424
Insurance income	1,725	1,728	574	561	590	618	594
All other income	462	179	68	214	180	82	86

Total noninterest income	6,604	9,412	2,398	1,795	2,411	2,516	2,104

Total revenue, net of interest expense	10,163	13,112	3,744	2,795	3,624	3,791	3,413

Provision for credit losses	7,292	8,995	1,302	2,390	3,600	2,249	2,897
Noninterest expense	9,125	8,540	2,979	2,817	3,329	3,164	3,049

Loss before income taxes	(6,254)	(4,423)	(537)	(2,412)	(3,305)	(1,622)	(2,533)
Income tax benefit (1)	(2,304)	(1,567)	(193)	(878)	(1,233)	(628)	(898)

Net loss	$(3,950)	$(2,856)	$(344)	$(1,534)	$(2,072)	$(994)	$(1,635)

Net interest yield (1)	2.53%	2.55%	2.87%	2.13%	2.58%	2.64%	2.59%
Efficiency ratio (1)	89.78	65.13	79.57	100.78	91.85	83.47	89.33

Balance sheet

Average
Total loans and leases	$130,685	$129,910	$127,713	$130,664	$133,745	$132,326	$132,599
Total earning assets	188,307	193,694	186,022	188,146	190,805	191,544	200,426
Total assets	228,765	229,212	223,133	229,168	234,116	232,827	236,086
Allocated equity	26,749	18,615	26,628	26,346	27,280	26,214	24,737

Period end
Total loans and leases	$127,701	$134,255	$127,701	$129,798	$132,428	$131,302	$134,255
Total earning assets	178,970	197,550	178,970	188,091	183,898	188,349	197,550
Total assets	215,592	234,725	215,592	225,492	224,570	232,588	234,725

Period end (in billions)
Mortgage servicing portfolio (2)	$2,079.5	$2,148.3	$2,079.5	$2,127.6	$2,143.7	$2,150.8	$2,148.3

(1)	Fully taxable-equivalent basis
(2)	Servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Home Loans & Insurance Key Indicators

(Dollars in millions, except as noted)

	Nine Months Ended September 30				Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009		Third Quarter 2009
	2010		2009
Mortgage servicing rights at fair value rollforward:
Beginning balance, beginning of period	$19,465		$12,733		$14,745		$18,842		$19,465		$17,539		$18,535
Merrill Lynch balance, January 1, 2009	—		209		—		—		—		—		—
Net additions	2,755		4,693		742		882		1,131		1,035		1,738
Impact of customer payments	(2,960)		(3,402)		(923)		(981)		(1,056)		(1,089)		(1,111)
Other changes in MSR fair value	(7,009)		3,306		(2,313)		(3,998)		(698)		1,980		(1,623)

Ending balance	$12,251		$17,539		$12,251		$14,745		$18,842		$19,465		$17,539

Capitalized mortgage servicing rights
(% of loans serviced)	73	bps	102	bps	73	bps	86	bps	110	bps	113	bps	102	bps
Mortgage loans serviced for investors (in billions)	$1,669		$1,726		$1,669		$1,706		$1,717		$1,716		$1,726

Loan production:
Home Loans & Insurance
First mortgage	$205,981		$271,003		$69,875		$69,141		$66,965		$83,503		$89,484
Home equity	5,602		8,068		2,000		1,831		1,771		2,420		2,225
Total Corporation (1)
First mortgage	213,365		291,517		71,925		71,938		69,502		86,588		95,654
Home equity	6,300		10,427		2,136		2,137		2,027		2,787		2,739

Mortgage banking income
Production income:
Core production revenue	$4,560		$5,776		$1,849		$1,428		$1,283		$1,576		$1,573
Representations and warranties	(2,646)		(1,335)		(872)		(1,248)		(526)		(516)		(455)

Total production income	1,914		4,441		977		180		757		1,060		1,118

Servicing income:
Servicing fees	4,841		4,618		1,623		1,649		1,569		1,601		1,590
Impact of customer payments	(2,961)		(3,402)		(924)		(981)		(1,056)		(1,089)		(1,111)
Fair value changes of MSRs, net of economic hedge results (2)	119		1,444		(90)		12		197		95		(313)
Other servicing-related revenue	504		404		170		160		174		149		140

Total net servicing income	2,503		3,064		779		840		884		756		306

Total Home Loans & Insurance mortgage banking income	4,417		7,505		1,756		1,020		1,641		1,816		1,424
Other business segments’ mortgage banking loss (3)	(264)		(366)		(1)		(122)		(141)		(164)		(126)

Total consolidated mortgage banking income	$4,153		$7,139		$1,755		$898		$1,500		$1,652		$1,298

(1)	Fully taxable-equivalent basis In addition to loan production in Home Loans & Insurance, the remaining first mortgage and home equity loan production is primarily in GWIM.
(2)	Includes sale of mortgage servicing rights.
(3)	Fully taxable-equivalent basis Includes the effect of transfers of mortgage loans from Home Loans & Insurance to the ALM portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Global Commercial Banking Segment Results

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Net interest income (1)	$6,205	$5,972	$1,874	$2,118	$2,213	$2,082	$2,012
Noninterest income:
Service charges	1,599	1,556	528	528	543	522	533
All other income	563	796	157	132	274	212	227

Total noninterest income	2,162	2,352	685	660	817	734	760

Total revenue, net of interest expense	8,367	8,324	2,559	2,778	3,030	2,816	2,772

Provision for credit losses	2,103	5,925	554	623	926	1,843	2,057
Noninterest expense	2,876	2,902	1,000	909	967	930	959

Income (loss) before income taxes	3,388	(503)	1,005	1,246	1,137	43	(244)
Income tax expense (benefit) (1)	1,248	(244)	368	456	424	74	(84)

Net income (loss)	$2,140	$(259)	$637	$790	$713	$(31)	$(160)

Net interest yield (1)	3.03%	3.25%	2.61%	3.13%	3.39%	3.04%	3.05%
Return on average equity	6.82	n/m	6.14	7.55	6.78	n/m	n/m
Efficiency ratio (1)	34.37	34.87	39.06	32.73	31.92	33.02	34.61

Balance sheet

Average
Total loans and leases	$206,209	$232,426	$198,839	$206,111	$213,841	$219,239	$225,994
Total earning assets (2)	273,760	245,891	284,941	271,566	264,549	271,354	261,876
Total assets (2)	304,581	277,894	315,632	302,842	295,043	301,865	292,878
Total deposits	145,857	125,333	148,534	145,427	143,557	143,182	131,548
Allocated equity	41,924	41,805	41,172	41,971	42,645	42,307	42,193

Period end
Total loans and leases	$195,858	$221,543	$195,858	$203,173	$211,255	$215,237	$221,543
Total earning assets (2)	271,410	253,557	271,410	272,830	271,288	264,855	253,557
Total assets (2)	302,684	284,869	302,684	303,996	301,622	295,947	284,869
Total deposits	150,981	133,214	150,981	147,400	145,654	147,023	133,214

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Global Commercial Banking Key Indicators

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Revenue, net of interest expense by service segment
Business lending	$5,087	$5,139	$1,552	$1,656	$1,879	$1,746	$1,724
Treasury services	3,280	3,185	1,007	1,122	1,151	1,070	1,048

Total revenue, net of interest expense (1)	$8,367	$8,324	$2,559	$2,778	$3,030	$2,816	$2,772

Average loans and leases by product
Commercial - domestic	$104,572	$121,192	$101,446	$104,261	$108,081	$111,341	$115,324
Commercial real estate	53,765	63,160	49,747	53,721	57,917	60,351	62,773
Direct/Indirect consumer	45,490	45,297	45,400	45,776	45,400	45,001	45,309
Other	2,382	2,777	2,246	2,353	2,443	2,546	2,588

Total average loans and leases	$206,209	$232,426	$198,839	$206,111	$213,841	$219,239	$225,994

Loan spread	2.31%	2.01%	2.29%	2.32%	2.30%	2.18%	2.11%

Credit quality
Reservable utilized criticized exposure (2)	$36,332	$42,109	$36,332	$37,613	$39,586	$41,225	$42,109
	18.45%	18.59%	18.45%	18.50%	18.53%	18.75%	18.59%
Nonperforming loans, leases and foreclosed properties (3)	$9,414	$10,413	$9,414	$10,027	$10,814	$11,083	$10,413
	4.79%	4.69%	4.79%	4.92%	5.10%	5.13%	4.69%

Average deposit balances
Interest-bearing	$53,973	$50,134	$53,558	$54,187	$54,182	$53,862	$49,533
Noninterest-bearing	91,884	75,199	94,976	91,240	89,375	89,320	82,015

Total	$145,857	$125,333	$148,534	$145,427	$143,557	$143,182	$131,548

(1)	Fully taxable-equivalent basis
(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees and commercial letters of credit.
(3)	Nonperforming loans, leases and foreclosed properties are presented on an end-of-period basis. The nonperforming ratio is calculated as nonperforming loans, leases and foreclosed properties divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Global Banking & Markets Segment Results

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Net interest income (1)	$5,997	$7,403	$1,874	$1,977	$2,146	$2,150	$2,255
Noninterest income:
Service charges	1,568	1,478	520	529	519	565	555
Investment and brokerage services	1,880	2,066	581	676	623	596	590
Investment banking income	3,824	3,957	1,306	1,301	1,217	1,970	1,232
Trading account profits	8,727	10,426	2,453	1,202	5,072	1,377	3,411
All other income (loss)	935	1,695	442	320	173	(1,059)	(369)

Total noninterest income	16,934	19,622	5,302	4,028	7,604	3,449	5,419

Total revenue, net of interest expense	22,931	27,025	7,176	6,005	9,750	5,599	7,674

Provision for credit losses	(43)	1,451	(157)	(133)	247	547	538
Noninterest expense	13,602	12,328	4,446	4,788	4,368	3,594	3,653

Income before income taxes	9,372	13,246	2,887	1,350	5,135	1,458	3,483
Income tax expense (1)	3,777	4,623	1,439	422	1,916	23	1,241

Net income	$5,595	$8,623	$1,448	$928	$3,219	$1,435	$2,242

Return on average equity	13.97%	23.61%	10.94%	7.00%	23.71%	11.05%	17.49%
Efficiency ratio (1)	59.32	45.62	61.96	79.73	44.80	64.19	47.60

Sales and trading revenue
Fixed income, currency and commodities	$11,358	$11,454	$3,527	$2,316	$5,515	$1,270	$4,004
Equity income	3,356	3,951	974	852	1,530	950	1,265

Total sales and trading revenue (2)	$14,714	$15,405	$4,501	$3,168	$7,045	$2,220	$5,269

Balance sheet

Average
Total trading-related assets (3)	$506,461	$513,037	$497,954	$512,566	$508,986	$493,700	$496,278
Total loans and leases	97,925	114,578	98,847	95,902	99,027	99,635	105,995
Total market-based earning assets	514,249	478,288	494,777	521,010	527,318	490,563	468,844
Total earning assets (4)	604,391	589,216	584,986	607,915	620,663	585,394	570,599
Total assets (4)	764,909	789,860	745,097	771,267	778,731	746,258	754,295
Total deposits	107,927	103,630	106,865	112,959	103,925	108,544	104,228
Allocated equity	53,561	48,820	52,519	53,138	55,053	51,523	50,844

Period end
Total trading-related assets (3)	$508,611	$448,692	$508,611	$471,314	$440,524	$410,755	$448,692
Total loans and leases	99,476	101,730	99,476	95,647	95,588	95,930	101,730
Total market-based earning assets	500,664	418,754	500,664	463,069	440,304	404,315	418,754
Total earning assets (4)	593,911	516,155	593,911	549,911	530,954	498,765	516,155
Total assets (4)	747,917	703,275	747,917	711,444	687,308	649,876	703,275
Total deposits	109,956	98,704	109,956	105,942	104,918	102,093	98,704

Trading-related assets (average)
Trading account securities	$203,204	$202,560	$201,500	$204,142	$203,998	$200,914	$198,730
Reverse repurchases	182,466	159,989	174,297	184,146	189,118	173,574	155,608
Securities borrowed	55,656	48,559	54,782	57,309	54,878	53,092	53,694
Derivative assets	65,135	101,929	67,375	66,969	60,992	66,120	88,246

Total trading-related assets (3)	$506,461	$513,037	$497,954	$512,566	$508,986	$493,700	$496,278

(1) Fully taxable-equivalent basis
(2) Sales and trading revenue represents total Global Banking & Markets revenue, net of interest expense as adjusted by the following items:
Total Global Banking & Markets revenue, net of interest expense	$22,931	$27,025	$7,176	$6,005	$9,750	$5,599	$7,674
Total Global Banking revenue, net of interest expense	(6,969)	(9,844)	(2,287)	(2,391)	(2,290)	(2,152)	(1,883)
Investment banking income	(1,766)	(1,940)	(573)	(596)	(596)	(908)	(635)
Fair value option net interest income	(135)	(207)	(54)	(35)	(47)	(55)	(66)
Revenue (loss) shared	653	319	239	185	228	(264)	179
Loss on sale of prime brokerage business	—	52	—	—	—	—	—

Total sales and trading revenue	$14,714	$15,405	$4,501	$3,168	$7,045	$2,220	$5,269

(3)	Includes assets which are not considered earning assets (i.e. derivative assets).
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

Global Banking & Markets Key Indicators

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Investment banking income (1)
Advisory (2)	$682	$828	$273	$242	$167	$360	$207
Debt issuance	2,398	2,323	798	827	773	805	724
Equity issuance	1,003	1,067	341	318	344	893	403

	4,083	4,218	1,412	1,387	1,284	2,058	1,334
Offset for intercompany fees (3)	(153)	(263)	(41)	(68)	(44)	(462)	(80)

Total investment banking income	$3,930	$3,955	$1,371	$1,319	$1,240	$1,596	$1,254

Global Corporate & Investment Banking Key Indicators

Revenue, net of interest expense - by service segment
Business lending	$2,641	$2,098	$821	$870	$948	$748	$604
Treasury services	2,029	5,966	645	712	673	701	749
Investment banking related (4)	2,295	1,780	819	807	668	702	552

Total revenue, net of interest expense	$6,965	$9,844	$2,285	$2,389	$2,289	$2,151	$1,905

Average deposit balances
Interest-bearing	$53,876	$46,708	$55,839	$55,116	$50,614	$49,155	$44,141
Noninterest-bearing	45,870	47,819	44,046	49,073	44,497	49,591	51,505

Total average deposits	$99,746	$94,527	$99,885	$104,189	$95,111	$98,746	$95,646

Loan spread	1.88%	1.56%	1.77%	1.94%	1.94%	1.61%	1.61%

Provision for credit losses	$(81)	$1,303	$(101)	$(191)	$211	$295	$441

Credit quality (5, 6)
Reservable utilized criticized exposure	$7,131	$11,842	$7,131	$7,290	$9,664	$10,989	$11,842
	6.95%	11.15%	6.95%	7.29%	9.69%	10.72%	11.15%
Nonperforming loans, leases and foreclosed properties	$992	$1,335	$992	$905	$922	$1,240	$1,335
	1.19%	1.53%	1.19%	1.13%	1.16%	1.49%	1.53%
Average loans and leases by product
Commercial - domestic	$34,138	$47,381	$32,682	$33,594	$36,178	$39,664	$42,602
Commercial real estate	31	77	25	31	36	46	55
Commercial lease financing	23,433	24,220	23,356	23,250	23,696	23,873	24,139
Commercial - foreign	23,094	25,071	24,646	22,705	21,901	22,375	23,764
Direct/Indirect consumer	1	4	—	1	2	2	3
Other	42	58	43	42	43	45	55

Total average loans and leases	$80,739	$96,811	$80,752	$79,623	$81,856	$86,005	$90,618

(1)	Represents total investment banking income for the Corporation, including amounts related to Global Banking & Markets of $3.8 billion and $4.0 billion for the nine months ended September 30, 2010 and 2009; $1.3 billion, $1.3 billion, and $1.2 billion for the third, second and first quarters of 2010, and $2.0 billion and $1.2 billion for the fourth and third quarters of 2009, respectively.
(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)	Represents the offset to fees paid on the Corporation's transactions.
(4)	Includes revenue and loss sharing with Global Markets for certain activities and positions.
(5)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.
(6)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

Investment Banking Product Rankings

	Nine Months Ended September 30, 2010
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	1	10.8%	1	14.3%
Leveraged loans	1	17.1	1	22.5
Mortgage-backed securities	1	14.1	1	16.8
Asset-backed securities	1	14.0	1	19.1
Convertible debt	3	7.3	3	13.9
Common stock underwriting	4	6.3	3	11.2
Investment grade corporate debt	2	6.3	2	13.2
Syndicated loans	1	8.9	1	21.6
Net investment banking revenue	2	7.1	1	12.2
Announced mergers and acquisitions	5	14.2	6	16.3
Equity capital markets	4	6.4	2	11.8
Debt capital markets	4	6.5	2	11.0

Source: Dealogic data. Figures above include self-led transactions.

•	Rankings based on deal volumes except for investment banking revenue rankings which reflect fees.
•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.
•	Mergers and acquisitions volume rankings are for announced transactions and give full credit to all advisors advising either the target or acquiror.
•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.

Highlights

Global top 3 rankings in:

High-yield corporate debt	Investment grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities
Asset-backed securities
Convertible debt

U.S. top 3 rankings in:

High-yield corporate debt	Investment grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Equity capital markets
Asset-backed securities	Debt capital markets
Convertible debt
Common stock underwriting

Excluding self-led deals, global and U.S. high-yield corporate debt, leveraged loans, mortgage-backed securities, asset-backed securities and syndicated loans rankings were #1. Investment grade corporate debt ranked #2 and convertible debt ranked #3 in the U.S. and globally. Equity capital markets ranked #2 and debt capital markets and common stock underwriting ranked #3 in the U.S.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

Super Senior Collateralized Debt Obligation Exposure

(Dollars in millions)

	September 30, 2010
	Subprime (1)	Retained Positions	Total Subprime	Non- Subprime (2)	Total
Unhedged	$729	$327	$1,056	$301	$1,357
Hedged (3)	604	—	604	236	840

Total	$1,333	$327	$1,660	$537	$2,197

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Includes highly-rated collateralized loan obligations and commercial mortgage-backed securities super senior exposure.
(3)	Hedged amounts are presented at carrying value before consideration of the insurance.

Credit Default Swaps with Monoline Financial Guarantors

(Dollars in millions)

	September 30, 2010
	Super Senior CDOs	Other Guaranteed Positions	Total
Notional	$3,276	$35,556	$38,832

Mark-to-market or guarantor receivable	2,860	6,880	9,740
Credit valuation adjustment	(2,188)	(3,444)	(5,632)

Total	$672	$3,436	$4,108

Credit valuation adjustment %	77%	50%	58%

(Writedowns) gains during the three months ended September 30, 2010	$(59)	$146	$87

(Writedowns) gains during the nine months ended September 30, 2010	(392)	300	(92)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management Segment Results

(Dollars in millions, except as noted)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Net interest income (1)	$4,068	$4,271	$1,292	$1,385	$1,391	$1,273	$1,329
Noninterest income:
Investment and brokerage services	6,525	6,262	2,134	2,241	2,150	2,161	2,104
All other income	1,979	1,463	646	705	628	1,835	439

Total noninterest income	8,504	7,725	2,780	2,946	2,778	3,996	2,543

Total revenue, net of interest expense	12,572	11,996	4,072	4,331	4,169	5,269	3,872

Provision for credit losses	491	1,007	128	121	242	53	515
Noninterest expense	10,011	9,263	3,449	3,369	3,193	3,145	3,005

Income before income taxes	2,070	1,726	495	841	734	2,071	352
Income tax expense (1)	941	603	182	485	274	774	118

Net income	$1,129	$1,123	$313	$356	$460	$1,297	$234

Net interest yield (1)	2.33%	2.60%	2.13%	2.36%	2.51%	2.28%	2.53%
Return on average equity	6.53	8.41	5.19	6.07	8.49	26.79	4.94
Efficiency ratio (1)	79.63	77.22	84.70	77.78	76.58	59.68	77.64

Balance sheet
Average
Total loans and leases	$99,122	$104,444	$99,318	$99,007	$99,038	$100,238	$101,155
Total earning assets (2)	233,528	219,548	240,796	234,976	224,633	221,874	208,699
Total assets (2)	264,554	251,719	271,304	265,903	256,289	252,489	239,352
Total deposits	230,604	226,964	237,878	229,272	224,514	223,055	214,992
Allocated equity	23,137	17,850	23,896	23,515	21,977	19,209	18,802

Period end
Total loans and leases	$99,772	$99,281	$99,772	$99,351	$98,538	$99,571	$99,281
Total earning assets (2)	240,831	217,936	240,831	228,257	229,146	221,115	217,936
Total assets (2)	272,272	248,472	272,272	259,728	261,325	254,473	248,472
Total deposits	243,586	220,481	243,586	229,551	230,044	224,839	220,481

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management - Key Indicators and Metrics (1)

(Dollars in millions, except as noted)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Revenues
Merrill Lynch Global Wealth Management	$9,503	$9,447	$3,096	$3,244	$3,163	$3,115	$3,080
U.S. Trust	1,908	1,871	611	656	641	607	598
Retirement & Philanthropic Services	810	754	269	274	267	261	249
Other (2)	351	(76)	96	157	98	1,286	(55)

Total revenues	$12,572	$11,996	$4,072	$4,331	$4,169	$5,269	$3,872

Client Balances (3)
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,522,689	$1,444,526	$1,522,689	$1,460,283	$1,502,574	$1,482,059	$1,444,526
U.S. Trust	339,940	361,350	339,940	335,089	359,219	362,734	361,350
Retirement & Philanthropic Services	257,584	245,830	257,584	247,674	257,991	250,891	245,830
Other/Client brokerage assets and assets in custody included in assets under management (2)	48,918	180,650	48,918	48,717	166,852	176,830	180,650

Client Balances by Type
Assets under management (4)	$624,158	$739,831	$624,158	$603,306	$750,721	$749,852	$739,831
Client brokerage assets (5)	1,436,098	1,362,423	1,436,098	1,375,264	1,423,576	1,401,063	1,362,423
Assets in custody	125,784	142,293	125,784	131,557	144,705	143,870	142,293
Client deposits	243,586	220,481	243,586	229,551	230,044	224,839	220,481
Loans and leases	99,772	99,281	99,772	99,351	98,538	99,571	99,281
Less: Client brokerage assets and assets in custody included in assets under management	(360,267)	(331,952)	(360,267)	(347,266)	(360,948)	(346,681)	(331,952)

Total client balances	$2,169,131	$2,232,357	$2,169,131	$2,091,763	$2,286,636	$2,272,514	$2,232,357

Assets under Management Flows (4)
Liquidity assets under management (6)	$(35,706)	$(86,145)	$(7,555)	$(7,830)	$(20,321)	$(11,502)	$(22,797)
Long-term assets under management (7)	13,077	(1,923)	6,097	392	6,588	6,893	5,039

Total assets under management flows	$(22,629)	$(88,068)	$(1,458)	$(7,438)	$(13,733)	$(4,609)	$(17,758)

Associates

Total Wealth Advisors	16,790	16,344	16,790	16,577	16,465	16,406	16,344

Total Client Facing Professionals	19,761	19,214	19,761	19,515	19,330	19,255	19,214

Merrill Lynch Global Wealth Management Metrics

Number of Financial Advisors	15,340	14,979	15,340	15,142	15,005	15,006	14,979

Financial Advisor Productivity (8) (in thousands)	$841	$825	$851	$853	$819	$839	$837

U.S. Trust Metrics

Client Facing Professionals	2,178	2,201	2,178	2,166	2,199	2,208	2,201

(1)	Global Wealth and Investment Management (GWIM) services clients through three primary businesses: Merrill Lynch Global Wealth Management (MLGWM); U.S. Trust, Bank of America Private Wealth Management (U.S. Trust); and Retirement & Philanthropic Services.
(2)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and our investment in BlackRock Inc.
(3)	Client balances consists of assets under management, client brokerage assets, assets in custody, client deposits, and loans and leases.
(4)	Includes the Columbia Management long-term asset management business through the date of sale on May 1, 2010.
(5)	Client brokerage assets include non-discretionary brokerage and fee-based assets.
(6)	Assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies are less than one year.
(7)	Assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.
(8)	Financial Advisor Productivity is defined as annualized total revenue (excluding residual net interest income) divided by the total number of financial advisors.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

All Other Results (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
	2010	2009	2010	2010	2010	2009	2009
Net interest income (2)	$354	$(5,250)	$48	$163	$143	$(1,527)	$(1,798)
Noninterest income:
Card loss	—	(464)	—	—	—	(432)	(721)
Equity investment income	2,575	8,184	94	2,114	367	830	882
Gains on sales of debt securities	1,456	3,585	794	15	647	852	1,442
All other income (loss)	632	(3,420)	(276)	784	124	(2,280)	(2,053)

Total noninterest income (loss)	4,663	7,885	612	2,913	1,138	(1,030)	(450)

Total revenue, net of interest expense	5,017	2,635	660	3,076	1,281	(2,557)	(2,248)

Provision for credit losses (3)	2,796	(1,885)	330	1,248	1,218	(1,511)	(1,218)
Merger and restructuring charges	1,450	2,188	421	508	521	533	594
All other noninterest expense	1,895	2,086	129	596	1,170	816	845

Income (loss) before income taxes	(1,124)	246	(220)	724	(1,628)	(2,395)	(2,469)
Income tax benefit (2)	(1,751)	(1,894)	(543)	(371)	(837)	(878)	(928)

Net income (loss)	$627	$2,140	$323	$1,095	$(791)	$(1,517)	$(1,541)

Balance sheet

Average
Total loans and leases	$250,553	$165,086	$238,457	$257,245	$256,151	$154,038	$155,184
Total deposits	59,640	92,139	44,586	64,202	70,418	78,635	95,131

Period end
Total loans and leases	$241,837	$153,880	$241,837	$254,615	$255,851	$161,153	$153,880
Total deposits	37,130	81,449	37,130	56,986	56,468	65,435	81,449

(1)	All Other consists of equity investment activities including Global Principal Investments, Corporate Investments and Strategic Investments, the residential mortgage portfolio associated with ALM activities, the residual impact of cost allocation processes, merger and restructuring charges, intersegment eliminations, the results of First Republic Bank prior to its sale on July 1, 2010, fair value adjustments related to certain Merrill Lynch structured notes and the results of certain businesses that are expected to be or have been sold or are in the process of being liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations, foreign exchange rate fluctuations related to revaluation of foreign-denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. All Other also includes adjustments to noninterest income and income tax expense to remove the FTE impact of items (primarily low-income housing tax credits) that have been grossed up within noninterest income to a FTE amount in the business segments. In addition, the 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis and include the offsetting securitization impact to present Global Card Services on a managed basis. (See Exhibit A: Non-GAAP Reconciliations—All Other—Reconciliation on page 49).
(2)	Fully taxable-equivalent basis
(3)	Periods subsequent to January 1, 2010 are presented in accordance with the new consolidation guidance. Prior periods represent the provision for credit losses for All Other combined with the Global Card Services securitization offset.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

Equity Investments

(Dollars in millions)

	Global Principal Investments Exposures				Equity Investment Income (Loss)
	September 30, 2010			June 30, 2010	September 30, 2010
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Nine Months Ended
Global Principal Investments:
Private Equity Investments	$4,813	$188	$5,001	$6,441	$(167)	$833
Global Real Estate	1,994	208	2,202	2,180	21	34
Global Strategic Capital	2,751	612	3,363	4,940	76	138
Legacy/Other Investments	2,614	479	3,093	1,249	116	432

Total Global Principal Investments	$12,172	$1,487	$13,659	$14,810	$46	$1,437

Components of Equity Investment Income (Loss)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
	2010	2009
Global Principal Investments	$1,437	$551	$46	$814	$577	$671	$713
Corporate Investments	(300)	(153)	5	6	(311)	65	109
Strategic and other investments (1)	1,438	7,786	43	1,294	101	94	60

Total equity investment income included in All Other	2,575	8,184	94	2,114	367	830	882
Total equity investment income (loss) included in the business segments (2)	1,173	(196)	263	652	258	1,196	(39)

Total consolidated equity investment income	$3,748	$7,988	$357	$2,766	$625	$2,026	$843

(1)	For the nine months ended September 30, 2009, includes a $7.2 billion pre-tax gain related to the sales of portions of the Corporation's China Construction Bank investment.
(2)	For the three months ended December 31, 2009, includes a pre-tax gain of $1.1 billion related to the Corporation’s BlackRock equity investment interest.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	September 30 2010	June 30 2010	Increase (Decrease)
Consumer
Residential mortgage (1)	$243,141	$245,502	$(2,361)
Home equity	141,558	146,274	(4,716)
Discontinued real estate (2)	13,442	13,780	(338)
Credit card - domestic	113,609	116,739	(3,130)
Credit card - foreign	27,262	26,391	871
Direct/Indirect consumer (3)	92,479	98,239	(5,760)
Other consumer (4)	2,924	3,008	(84)

Total consumer	634,415	649,933	(15,518)

Commercial
Commercial - domestic (5)	191,096	191,458	(362)
Commercial real estate (6)	52,819	61,587	(8,768)
Commercial lease financing	21,321	21,392	(71)
Commercial - foreign	30,575	27,909	2,666

Total commercial loans excluding loans measured at fair value	295,811	302,346	(6,535)
Commercial loans measured at fair value (7)	3,684	3,898	(214)

Total commercial	299,495	306,244	(6,749)

Total loans and leases	$933,910	$956,177	$(22,267)

(1)	Includes foreign residential mortgages of $98 million and $500 million at September 30, 2010 and June 30, 2010.
(2)	Includes $12.1 billion and $12.4 billion of pay option loans, and $1.4 billion and $1.4 billion of subprime loans at September 30, 2010 and June 30, 2010. The Corporation no longer originates these products.
(3)	Includes dealer financial services loans of $44.5 billion and $46.4 billion, consumer lending of $14.3 billion and $15.8 billion, domestic securities-based lending margin loans of $15.7 billion and $14.6 billion, student loans of $7.0 billion and $10.3 billion, foreign consumer loans of $7.7 billion and $7.5 billion, and other consumer loans of $3.3 billion and $3.7 billion at September 30, 2010 and June 30, 2010.
(4)	Includes consumer finance loans of $2.0 billion and $2.1 billion, other foreign consumer loans of $846 million and $733 million, and consumer overdrafts of $66 million and $186 million at September 30, 2010 and June 30, 2010.
(5)	Includes small business commercial - domestic loans, including card related products, of $15.2 billion and $15.9 billion at September 30, 2010 and June 30, 2010.
(6)	Includes domestic commercial real estate loans of $50.1 billion and $59.1 billion, and foreign commercial real estate loans of $2.7 billion and $2.4 billion at September 30, 2010 and June 30, 2010.
(7)	Certain commercial loans are accounted for under the fair value option and include commercial - domestic loans of $1.8 billion and $2.1 billion, commercial - foreign loans of $1.8 billion and $1.7 billion, and commercial real estate loans of $54 million and $114 million at September 30, 2010 and June 30, 2010.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	Third Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$237,292	$—	$—	$—	$286	$509	$35,316	$201,181
Home equity	143,083	—	—	125,688	914	—	16,330	151
Discontinued real estate	13,632	—	—	—	—	—	—	13,632
Credit card - domestic	115,251	—	115,251	—	—	—		—
Credit card - foreign	27,047	—	27,047	—	—	—	—	—
Direct/Indirect consumer	95,692	71	15,785	95	45,400	388	24,872	9,081
Other consumer	2,955	127	782	(232)	—	9	17	2,252

Total consumer	634,952	198	158,865	125,551	46,600	906	76,535	226,297

Commercial
Commercial - domestic	192,306	295	11,044	2,155	101,446	45,876	20,649	10,841
Commercial real estate	55,660	2	213	7	49,747	911	1,954	2,826
Commercial lease financing	21,402	—	—	—	1	23,365	30	(1,994)
Commercial - foreign	30,540	—	1,069	—	1,045	27,789	150	487

Total commercial	299,908	297	12,326	2,162	152,239	97,941	22,783	12,160

Total loans and leases	$934,860	$495	$171,191	$127,713	$198,839	$98,847	$99,318	$238,457

	Second Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$247,715	$—	$—	$—	$304	$513	$35,276	$211,622
Home equity	148,219	—	—	129,010	923	—	16,531	1,755
Discontinued real estate	13,972	—	—	—	—	—	—	13,972
Credit card - domestic	118,738	—	118,738	—	—	—	—	—
Credit card - foreign	27,706	—	27,706	—	—	—	—	—
Direct/Indirect consumer	98,549	76	17,654	101	45,776	82	24,112	10,748
Other consumer	2,958	132	673	(209)	—	9	19	2,334

Total consumer	657,857	208	164,771	128,902	47,003	604	75,938	240,431

Commercial
Commercial - domestic	195,144	341	11,562	1,755	104,261	45,019	20,874	11,332
Commercial real estate	64,218	5	193	7	53,721	1,363	2,019	6,910
Commercial lease financing	21,271	—	—	—	1	23,250	30	(2,010)
Commercial - foreign	28,564	—	1,045	—	1,125	25,666	146	582

Total commercial	309,197	346	12,800	1,762	159,108	95,298	23,069	16,814

Total loans and leases	$967,054	$554	$177,571	$130,664	$206,111	$95,902	$99,007	$257,245

	Third Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$241,924	$—	$—	$—	$371	$622	$36,170	$204,761
Home equity	153,269	—	—	130,751	994	—	18,380	3,144
Discontinued real estate	16,570	—	—	—	—	—	—	16,570
Credit card - domestic	49,751	—	137,312	—	—	—	—	(87,561)
Credit card - foreign	21,189	—	31,148	—	—	—	—	(9,959)
Direct/Indirect consumer	100,012	103	24,645	59	45,309	8	22,273	7,615
Other consumer	3,331	288	702	25	—	12	6	2,298

Total consumer	586,046	391	193,807	130,835	46,674	642	76,829	136,868

Commercial
Commercial - domestic	216,332	282	13,261	1,753	115,324	51,300	21,979	12,433
Commercial real estate	74,276	5	149	11	62,773	1,431	2,230	7,677
Commercial lease financing	22,068	—	—	—	1	24,141	—	(2,074)
Commercial - foreign	31,533	—	1,433	—	1,222	28,481	117	280

Total commercial	344,209	287	14,843	1,764	179,320	105,353	24,326	18,316

Total loans and leases	$930,255	$678	$208,650	$132,599	$225,994	$105,995	$101,155	$155,184

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods for Global Card Services is presented on a managed basis with a corresponding offset in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	September 30 2010	June 30 2010	Increase (Decrease)	September 30 2010	June 30 2010	Increase (Decrease)
Diversified financials	$58,176	$69,026	$(10,850)	$88,222	$98,177	$(9,955)
Real estate (4)	64,484	70,195	(5,711)	79,016	85,714	(6,698)
Government and public education	45,280	44,636	644	61,111	60,598	513
Healthcare equipment and services	29,980	30,439	(459)	47,373	47,445	(72)
Capital goods	22,693	22,699	(6)	45,598	45,412	186
Retailing	24,130	23,590	540	42,560	42,497	63
Consumer services	26,377	27,436	(1,059)	41,484	42,095	(611)
Materials	15,928	15,471	457	33,082	32,452	630
Banks	28,702	26,430	2,272	31,918	29,375	2,543
Commercial services and supplies	20,483	22,117	(1,634)	30,893	32,414	(1,521)
Food, beverage and tobacco	14,075	14,285	(210)	26,861	27,300	(439)
Insurance	18,742	19,293	(551)	26,028	26,852	(824)
Individuals and trusts	20,029	21,997	(1,968)	25,267	27,679	(2,412)
Energy	9,451	9,057	394	24,942	24,073	869
Utilities	6,687	7,130	(443)	24,515	23,927	588
Media	11,912	12,042	(130)	21,133	20,902	231
Transportation	11,895	11,869	26	17,892	17,842	50
Religious and social organizations	8,999	8,955	44	11,312	11,206	106
Technology hardware and equipment	4,338	4,260	78	10,673	10,640	33
Telecommunication services	4,054	4,224	(170)	9,882	9,880	2
Pharmaceuticals and biotechnology	2,583	2,527	56	9,625	10,136	(511)
Software and services	3,728	3,170	558	9,345	9,158	187
Consumer durables and apparel	4,342	4,173	169	8,897	9,012	(115)
Food and staples retailing	3,278	4,589	(1,311)	6,276	7,743	(1,467)
Automobiles and components	2,021	2,089	(68)	5,293	5,219	74
Other	3,709	4,360	(651)	7,391	8,728	(1,337)
Total commercial credit exposure by industry	$466,076	$486,059	$(19,983)	$746,589	$766,476	$(19,887)

Net credit default protection purchased on total commitments (5)				$(20,487)	$(20,042)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $79.9 billion and $62.9 billion at September 30, 2010 and June 30, 2010. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $20.6 billion and $19.0 billion which consists primarily of other marketable securities at September 30, 2010 and June 30, 2010.
(2)	Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $3.7 billion and $3.9 billion and issued letters of credit at notional value of $1.6 billion at both September 30, 2010 and June 30, 2010. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $26.9 billion and $26.0 billion at September 30, 2010 and June 30, 2010.
(3)	Includes small business commercial - domestic exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile (1)

	September 30 2010	June 30 2010
Less than or equal to one year	18%	18%
Greater than one year and less than or equal to five years	78	78
Greater than five years	4	4
Total net credit default protection	100%	100%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1, 2)

(Dollars in millions)

	September 30, 2010		June 30, 2010
Ratings (3)	Net Notional	Percent	Net Notional	Percent
AAA	$—	—%	$—	—%
AA	(189)	0.9	(111)	0.6
A	(6,577)	32.0	(6,684)	33.3
BBB	(8,440)	41.2	(8,054)	40.2
BB	(2,206)	10.8	(2,331)	11.6
B	(1,634)	8.0	(1,536)	7.7
CCC and below	(853)	4.2	(924)	4.6
NR(4)	(588)	2.9	(402)	2.0
Total net credit default protection	$(20,487)	100.0%	$(20,042)	100.0%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	Ratings are refreshed on a quarterly basis.
(3)	The Corporation considers ratings of BBB- or higher to meet the definition of investment grade.
(4)	In addition to names which have not been rated, “NR” includes $(467) million and $(342) million in net credit default swap index positions at September 30, 2010 and June 30, 2010. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities / Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure at September 30, 2010	Increase (Decrease) from June 30, 2010
Region/Country
Asia Pacific
China (7)	$751	$898	$896	$21,425	$23,970	$—	$23,970	$11,118
India	3,138	1,692	629	2,476	7,935	119	8,054	459
South Korea	825	1,190	854	2,397	5,266	293	5,559	(209)
Singapore	576	29	313	771	1,689	—	1,689	773
Taiwan	398	34	148	499	1,079	573	1,652	(274)
Hong Kong	342	255	213	630	1,440	—	1,440	424
Thailand	17	12	69	404	502	17	519	309
Other Asia Pacific (8)	263	37	114	595	1,009	3	1,012	170
Total Asia Pacific	6,310	4,147	3,236	29,197	42,890	1,005	43,895	12,770
Latin America
Brazil	637	372	411	1,054	2,474	2,918	5,392	308
Mexico (9)	1,332	321	332	427	2,412	—	2,412	(3,127)
Chile	1,083	163	396	32	1,674	13	1,687	23
Peru	250	157	40	82	529	51	580	60
Other Latin America (8)	168	259	17	382	826	174	1,000	113
Total Latin America	3,470	1,272	1,196	1,977	7,915	3,156	11,071	(2,623)
Middle East and Africa
Bahrain	78	—	6	1,175	1,259	—	1,259	313
United Arab Emirates	784	5	202	83	1,074	—	1,074	135
South Africa	333	9	46	81	469	—	469	(755)
Other Middle East and Africa (8)	462	73	129	192	856	1	857	(369)
Total Middle East and Africa	1,657	87	383	1,531	3,658	1	3,659	(676)
Central and Eastern Europe
Turkey	197	171	43	238	649	45	694	(218)
Russian Federation	73	122	55	181	431	2	433	(110)
Other Central and Eastern Europe (8)	47	138	305	621	1,111	12	1,123	(24)
Total Central and Eastern Europe	317	431	403	1,040	2,191	59	2,250	(352)
Total emerging market exposure	$11,754	$5,937	$5,218	$33,745	$56,654	$4,221	$60,875	$9,119
(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. There was no emerging market exposure included in the portfolio accounted for under the fair value option at September 30, 2010 and June 30, 2010.
(2)	Includes acceptances, due froms, SBLCs, commercial letters of credit and formal guarantees.
(3)	Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $1.5 billion and $964 million at September 30, 2010 and June 30, 2010 . At September 30, 2010 and June 30, 2010, there were $476 million and $565 million of other marketable securities collateralizing derivative assets.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with FFIEC reporting requirements. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure at September 30, 2010 was $17.9 billion compared to $16.8 billion at June 30, 2010. Local liabilities at September 30, 2010 in Asia Pacific, Latin America, and Middle East and Africa were $16.3 billion, $1.4 billion and $213 million, respectively, of which $8.1 billion were in Singapore, $2.0 billion in China, $1.8 billion in Hong Kong, $1.6 billion in South Korea, $1.3 billion in both India and Mexico, and $585 million were in Taiwan. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments includes an investment of $19.0 billion in China Construction Bank (CCB).
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, or Other Central and Eastern Europe had total foreign exposure of more than $500 million.
(9)	June 30, 2010 included an investment of $2.6 billion in Grupo Financiero Santander, S.A. This investment was sold during the third quarter of 2010.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties

(Dollars in millions)

	September 30 2010	June 30 2010	March 31 2010	December 31 2009	September 30 2009
Residential mortgage	$18,291	$18,283	$17,763	$16,596	$15,509
Home equity (1)	2,702	2,951	3,335	3,804	3,741
Discontinued real estate	297	293	279	249	207
Direct/Indirect consumer	83	85	91	86	92
Other consumer	56	72	89	104	105

Total consumer	21,429	21,684	21,557	20,839	19,654

Commercial - domestic (2)	3,894	4,217	4,407	4,925	4,719
Commercial real estate	6,376	6,704	7,177	7,286	6,943
Commercial lease financing	123	140	147	115	170
Commercial - foreign	272	130	150	177	261

	10,665	11,191	11,881	12,503	12,093
Small business commercial - domestic	202	222	179	200	167

Total commercial	10,867	11,413	12,060	12,703	12,260

Total nonperforming loans and leases	32,296	33,097	33,617	33,542	31,914
Foreclosed properties	2,260	2,501	2,308	2,205	1,911

Total nonperforming loans, leases and foreclosed properties (3, 4, 5)	$34,556	$35,598	$35,925	$35,747	$33,825

Federal Housing Administration insured loans past due 90 days or more and still accruing	$16,427	$15,338	$13,589	$11,680	$2,325
Other loans past due 90 days or more and still accruing	5,781	6,448	7,851	5,181	5,270

Total loans past due 90 days or more and still accruing (4, 6)	$22,208	$21,786	$21,440	$16,861	$7,595

Nonperforming loans, leases and foreclosed properties/Total assets (7)	1.49%	1.51%	1.54%	1.61%	1.51%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	3.71	3.73	3.69	3.98	3.72
Nonperforming loans and leases/Total loans and leases (7)	3.47	3.48	3.46	3.75	3.51

Allowance for credit losses:
Allowance for loan and lease losses (1, 8)	$43,581	$45,255	$46,835	$37,200	$35,832
Reserve for unfunded lending commitments	1,294	1,413	1,521	1,487	1,567

Total allowance for credit losses	$44,875	$46,668	$48,356	$38,687	$37,399

Allowance for loan and lease losses/Total loans and leases (7)	4.69%	4.75%	4.82%	4.16%	3.95%
Allowance for loan and lease losses/Total nonperforming loans and leases	135	137	139	111	112
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases	118	121	124	99	101

Commercial utilized reservable criticized exposure (9)	$47,698	$50,319	$55,322	$58,687	$60,059
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (9)	13.06%	13.48%	14.43%	15.03%	14.86%
Total commercial utilized criticized exposure/Commercial utilized exposure (9)	13.96	14.39	15.68	16.45	15.85

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. As a result of the new consolidation guidance the first quarter of 2010 includes $448 million in home equity nonperforming loans and $10.8 billion in allowance for loan and lease losses. The 2009 periods have not been restated.
(2)	Excludes small business commercial - domestic loans.
(3)	Balances do not include past due consumer credit card, business card loans, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and in general, consumer loans not secured by real estate.
(4)	Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.

(5) Balances do not include the following:	September 30 2010	June 30 2010	March 31 2010	December 31 2009	September 30 2009
Nonperforming loans held-for-sale	$3,654	$4,044	$4,195	$6,011	$4,563
Nonperforming loans accounted for under the fair value option	15	15	70	138	305
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	378	403	301	395	321
(6) Balances do not include the following:
Loans accounted for under the fair value option past due 90 days or more and still accruing	$—	$—	$49	$87	$111
Loans held-for-sale past due 90 days or more and still accruing	79	158	241	47	52
(7)	Ratios do not include loans accounted for under the fair value option of $3.7 billion, $3.9 billion, $4.1 billion, $4.9 billion and $6.2 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.
(8)	Balances include the allowance for loan and lease losses on purchased credit-impaired loans of $5.6 billion, $5.3 billion, $5.1 billion, $3.9 billion and $3.8 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.
(9)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable exposure excludes loans held-for-sale exposure accounted for under the fair value option and other nonreservable exposure both of which are included in total commercial utilized exposure.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties Activity

(Dollars in millions)

	Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009
Nonperforming Consumer Loans:
Balance, beginning of period	$21,684	$21,557	$20,839	$19,654	$17,772
Additions to nonperforming loans:
Consolidation of VIEs (1)	—	—	448	—	—
New nonaccrual loans	4,313	5,033	6,298	6,521	6,696
Reductions in nonperforming loans:
Paydowns and payoffs	(917)	(528)	(625)	(371)	(410)
Returns to performing status (2)	(1,469)	(1,816)	(2,521)	(2,169)	(966)
Charge-offs (3)	(1,749)	(2,231)	(2,607)	(2,443)	(2,829)
Transfers to foreclosed properties	(433)	(331)	(275)	(353)	(609)

Total net additions to (reductions in) nonperforming loans	(255)	127	718	1,185	1,882

Total nonperforming consumer loans, end of period	21,429	21,684	21,557	20,839	19,654
Foreclosed properties	1,485	1,744	1,388	1,428	1,298

Total nonperforming consumer loans and foreclosed properties, end of period (4)	$22,914	$23,428	$22,945	$22,267	$20,952

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$11,413	$12,060	$12,703	$12,260	$11,409
Additions to nonperforming loans and leases:
New nonaccrual loans and leases	1,852	2,256	1,881	3,662	4,235
Advances	83	62	83	130	54
Reductions in nonperforming loans and leases:
Paydowns and payoffs	(906)	(1,148)	(771)	(1,016)	(892)
Sales	(187)	(256)	(170)	(283)	(304)
Return to performing status (6)	(415)	(404)	(323)	(220)	(94)
Charge-offs (7)	(628)	(870)	(956)	(1,448)	(1,773)
Transfers to foreclosed properties	(217)	(205)	(319)	(376)	(305)
Transfers to loans held-for-sale	(128)	(82)	(68)	(6)	(70)

Total net additions to (reductions in) nonperforming loans and leases	(546)	(647)	(643)	443	851

Total nonperforming loans and leases, end of period	10,867	11,413	12,060	12,703	12,260
Foreclosed properties	775	757	920	777	613

Total nonperforming commercial loans, leases and foreclosed properties, end of period (4)	$11,642	$12,170	$12,980	$13,480	$12,873

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods have not been restated.
(2)	Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)	Our policy generally is not to classify consumer credit card and consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and therefore are excluded from this table.
(4)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 41.
(5)	Includes small business commercial – domestic activity.
(6)	Commercial loans and leases may be restored to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.
(7)	Business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009		Third Quarter 2009
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$660	1.10%	$971	1.57%	$1,069	1.78%	$1,233	2.07%	$1,247	2.05%
Home equity	1,372	3.80	1,741	4.71	2,397	6.37	1,560	4.11	1,970	5.10
Discontinued real estate	17	0.48	19	0.54	21	0.60	14	0.38	37	0.89
Credit card - domestic	2,975	10.24	3,517	11.88	3,963	12.82	1,546	12.46	1,787	14.25
Credit card - foreign	295	4.32	942	13.64	631	8.57	395	7.22	382	7.14
Direct/Indirect consumer	707	2.93	879	3.58	1,109	4.46	1,288	5.17	1,451	5.76
Other consumer	80	10.68	73	10.01	58	7.80	114	14.20	118	14.00

Total consumer	6,106	3.81	8,142	4.96	9,248	5.60	6,150	4.24	6,992	4.73

Commercial - domestic (3)	206	0.47	179	0.41	286	0.63	637	1.36	773	1.58
Commercial real estate	410	2.93	645	4.03	615	3.64	745	4.15	873	4.67
Commercial lease financing	19	0.34	(3)	(0.06)	21	0.40	43	0.79	41	0.72
Commercial - foreign	12	0.17	66	0.98	25	0.37	162	2.30	149	2.05

	647	0.91	887	1.23	947	1.28	1,587	2.05	1,836	2.28
Small business commercial - domestic	444	11.38	528	12.94	602	14.21	684	15.16	796	17.45

Total commercial	1,091	1.46	1,415	1.86	1,549	1.98	2,271	2.78	2,632	3.09

Total net charge-offs	$7,197	3.07	$9,557	3.98	$10,797	4.44	$8,421	3.71	$9,624	4.13

By Business Segment
Deposits	$70	55.99%	$66	47.67%	$43	34.73%	$97	56.52%	$98	57.21%
Global Card Services (4)	4,232	9.81	5,674	12.82	6,011	12.88	6,487	12.88	7,400	14.07
Home Loans & Insurance	1,323	4.11	1,664	5.11	2,317	7.03	1,502	4.50	1,962	5.87
Global Banking & Markets	52	0.22	87	0.38	143	0.61	517	2.18	486	1.94
Global Commercial Banking	728	1.45	958	1.87	1,076	2.04	1,310	2.37	1,453	2.55
Global Wealth & Investment Management	112	0.45	115	0.47	119	0.49	211	0.84	285	1.12
All Other (4)	680	1.13	993	1.55	1,088	1.72	(1,703)	(4.39)	(2,060)	(5.27)

Total net charge-offs	$7,197	3.07	$9,557	3.98	$10,797	4.44	$8,421	3.71	$9,624	4.13

Supplemental managed basis data

Credit card - domestic	n/a	n/a	n/a	n/a	n/a	n/a	$4,195	12.69%	$4,816	13.92%
Credit card - foreign	n/a	n/a	n/a	n/a	n/a	n/a	672	8.48	661	8.41

Total credit card managed net losses	n/a	n/a	n/a	n/a	n/a	n/a	$4,867	11.88	$5,477	12.90

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods have not been restated.
(2)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(3)	Excludes small business commercial - domestic loans.
(4)	The 2009 periods for Global Card Services are presented on a managed basis with a corresponding offset in All Other.

n/a = not applicable

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Nine Months Ended September 30
	2010		2009
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$2,700	1.49%	$3,117	1.64%
Home equity	5,510	4.98	5,490	4.70
Discontinued real estate	57	0.54	87	0.64
Credit card - domestic	10,455	11.67	5,001	12.51
Credit card - foreign	1,868	8.86	844	5.95
Direct/Indirect consumer	2,695	3.66	4,175	5.56
Other consumer	211	9.50	314	12.54

Total consumer	23,496	4.80	19,028	4.21

Commercial - domestic (3)	671	0.50	1,553	1.01
Commercial real estate	1,670	3.56	1,957	3.54
Commercial lease financing	37	0.23	152	0.92
Commercial - foreign	103	0.50	375	1.59

	2,481	1.15	4,037	1.62
Small business commercial - domestic	1,574	12.88	2,202	15.85

Total commercial	4,055	1.77	6,239	2.37

Total net charge-offs	$27,551	3.84	$25,267	3.53

By Business Segment
Deposits	$179	46.19%	$269	50.39%
Global Card Services (4)	15,917	11.87	19,651	12.16
Home Loans & Insurance	5,304	5.43	5,053	5.20
Global Banking & Markets	282	0.40	1,094	1.36
Global Commercial Banking	2,762	1.79	3,751	2.16
Global Wealth & Investment Management	346	0.47	619	0.79
All Other (4)	2,761	1.47	(5,170)	(4.19)

Total net charge-offs	$27,551	3.84	$25,267	3.53

Supplemental managed basis data

Credit card - domestic	n/a	n/a	$12,767	11.88%
Credit card - foreign	n/a	n/a	1,551	7.05

Total credit card managed net losses	n/a	n/a	$14,318	11.06

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods have not been restated.
(2)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(3)	Excludes small business commercial - domestic loans.
(4)	The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.

n/a - not applicable

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	September 30, 2010			June 30, 2010			September 30, 2009
Allowance for loan and lease losses (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)
Residential mortgage	$4,320	9.91%	1.78%	$4,818	10.65%	1.96%	$4,461	12.45%	1.87%
Home equity	12,925	29.66	9.13	12,880	28.46	8.81	9,719	27.12	6.39
Discontinued real estate	1,191	2.73	8.86	1,140	2.52	8.27	1,016	2.84	6.57
Credit card - domestic	11,977	27.48	10.54	12,384	27.36	10.61	5,182	14.46	10.53
Credit card - foreign	2,116	4.86	7.76	2,197	4.85	8.32	1,328	3.71	6.33
Direct/Indirect consumer	2,661	6.11	2.88	2,929	6.47	2.98	4,811	13.43	4.89
Other consumer	171	0.39	5.83	182	0.41	6.08	205	0.57	6.27

Total consumer	35,361	81.14	5.57	36,530	80.72	5.62	26,722	74.58	4.62

Commercial - domestic (3)	4,089	9.38	2.14	4,495	9.93	2.35	5,385	15.03	2.59
Commercial real estate	3,573	8.20	6.77	3,593	7.94	5.83	3,007	8.39	4.14
Commercial lease financing	151	0.35	0.71	269	0.60	1.26	255	0.71	1.16
Commercial - foreign	407	0.93	1.33	368	0.81	1.32	463	1.29	1.68

Total commercial (4)	8,220	18.86	2.78	8,725	19.28	2.89	9,110	25.42	2.76

Allowance for loan and lease losses	43,581	100.00%	4.69	45,255	100.00%	4.75	35,832	100.00%	3.95

Reserve for unfunded lending commitments	1,294			1,413			1,567

Allowance for credit losses (5)	$44,875			$46,668			$37,399

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior period has not been restated.
(2)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option for each loan and lease category. Loans accounted for under the fair value option include commercial—domestic loans of $1.8 billion, $2.1 billion and $4.0 billion, commercial—foreign loans of $1.8 billion, $1.7 billion and $2.1 billion, and commercial real estate loans of $54 million, $114 million and $98 million at September 30, 2010, June 30, 2010 and September 30, 2009.
(3)	Includes allowance for small business commercial—domestic loans of $1.8 billion, $2.0 billion and $2.7 billion at September 30, 2010, June 30, 2010, and September 30, 2009.
(4)	Includes allowance for loan and lease losses for impaired commercial loans of $577 million, $805 million and $1.3 billion at September 30, 2010, June 30, 2010 and September 30, 2009.
(5)	Includes $5.6 billion, $5.3 billion and $3.8 billion of allowance for credit losses related to purchased credit-impaired loans at September 30, 2010, June 30, 2010 and September 30, 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Reconciliation to GAAP Financial Measures

(Dollars in millions)

The Corporation evaluates its business based upon a fully taxable-equivalent basis which is a non-GAAP measure. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The adjustment of net interest income to a fully taxable-equivalent basis results in a corresponding increase in income tax expense. The Corporation also evaluates its business based upon ratios that utilize tangible equity which is a non-GAAP measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals. Also, the efficiency ratio measures the costs expended to generate a dollar of revenue. In addition, earnings and diluted earnings per common share, the efficiency ratio, return on average assets, return on average common shareholders’ equity, return on average tangible common shareholders’ equity and return on average tangible shareholders’ equity have been calculated excluding the impact of the goodwill impairment charge of $10.4 billion taken during the third quarter of 2010. See below for Reconciliations of total noninterest expense, net income (loss) and net income (loss) applicable to common shareholders excluding the goodwill impairment charge to GAAP financial measures. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009 and the nine months ended September 30, 2010 and 2009.

	Nine Months Ended September 30		Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009

	2010	2009

Reconciliation of net interest income to net interest income fully taxable-equivalent basis

Net interest income	$39,084	$35,550	$12,435	$12,900	$13,749	$11,559	$11,423
Fully taxable-equivalent adjustment	900	964	282	297	321	337	330

Net interest income fully taxable-equivalent basis	$39,984	$36,514	$12,717	$13,197	$14,070	$11,896	$11,753

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense fully taxable-equivalent basis

Total revenue, net of interest expense	$87,822	$94,567	$26,700	$29,153	$31,969	$25,076	$26,035
Fully taxable-equivalent adjustment	900	964	282	297	321	337	330

Total revenue, net of interest expense fully taxable-equivalent basis	$88,722	$95,531	$26,982	$29,450	$32,290	$25,413	$26,365

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charge

Total noninterest expense	$62,244	$50,328	$27,216	$17,253	$17,775	$16,385	$16,306
Goodwill impairment	(10,400)	—	(10,400)	—	—	—	—

Total noninterest expense, excluding goodwill impairment charge	$51,844	$50,328	$16,816	$17,253	$17,775	$16,385	$16,306

Reconciliation of income tax expense (benefit) to income tax expense (benefit) fully taxable-equivalent basis

Income tax expense (benefit)	$3,266	$(691)	$1,387	$672	$1,207	$(1,225)	$(975)
Fully taxable-equivalent adjustment	900	964	282	297	321	337	330

Income tax expense (benefit) fully taxable-equivalent basis	$4,166	$273	$1,669	$969	$1,528	$(888)	$(645)

Reconciliation of net income (loss) to net income (loss), excluding goodwill impairment charge

Net income (loss)	$(994)	$6,470	$(7,299)	$3,123	$3,182	$(194)	$(1,001)
Goodwill impairment	10,400	—	10,400	—	—	—	—

Net income (loss), excluding goodwill impairment charge	$9,406	$6,470	$3,101	$3,123	$3,182	$(194)	$(1,001)

Reconciliation of net income (loss) applicable to common shareholders to net income (loss) applicable to common shareholders, excluding goodwill impairment charge

Net income (loss) applicable to common shareholders	$(2,030)	$2,992	$(7,647)	$2,783	$2,834	$(5,196)	$(2,241)
Goodwill impairment	10,400	—	10,400	—	—	—	—

Net income (loss) applicable to common shareholders, excluding goodwill impairment charge	$8,370	$2,992	$2,753	$2,783	$2,834	$(5,196)	$(2,241)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

Reconciliation to GAAP Financial Measures

(Dollars in millions, shares in thousands)

	Nine Months Ended		Third	Second	First	Fourth	Third
	September 30		Quarter	Quarter	Quarter	Quarter	Quarter
	2010	2009	2010	2010	2010	2009	2009

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$210,643	$177,289	$215,911	$215,468	$200,380	$197,123	$197,230
Common Equivalent Securities	3,877	—	—	—	11,760	4,811	—
Goodwill	(84,959)	(86,028)	(82,484)	(86,099)	(86,334)	(86,053)	(86,170)
Intangible assets (excluding MSRs)	(11,246)	(12,107)	(10,629)	(11,216)	(11,906)	(12,556)	(13,223)
Related deferred tax liabilities	3,368	3,873	3,214	3,395	3,497	3,712	3,725

Tangible common shareholders’ equity	$121,683	$83,027	$126,012	$121,548	$117,397	$107,037	$101,562

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$232,458	$242,638	$233,978	$233,461	$229,891	$250,599	$255,983
Goodwill	(84,959)	(86,028)	(82,484)	(86,099)	(86,334)	(86,053)	(86,170)
Intangible assets (excluding MSRs)	(11,246)	(12,107)	(10,629)	(11,216)	(11,906)	(12,556)	(13,223)
Related deferred tax liabilities	3,368	3,873	3,214	3,395	3,497	3,712	3,725

Tangible shareholders’ equity	$139,621	$148,376	$144,079	$139,541	$135,148	$155,702	$160,315

Reconciliation of period end common shareholders’ equity to period end tangible common shareholders’ equity

Common shareholders’ equity	$212,391	$198,843	$212,391	$215,181	$211,859	$194,236	$198,843
Common Equivalent Securities	—	—	—	—	—	19,244	—
Goodwill	(75,602)	(86,009)	(75,602)	(85,801)	(86,305)	(86,314)	(86,009)
Intangible assets (excluding MSRs)	(10,402)	(12,715)	(10,402)	(10,796)	(11,548)	(12,026)	(12,715)
Related deferred tax liabilities	3,123	3,714	3,123	3,215	3,396	3,498	3,714

Tangible common shareholders’ equity	$129,510	$103,833	$129,510	$121,799	$117,402	$118,638	$103,833

Reconciliation of period end shareholders’ equity to period end tangible shareholders’ equity

Shareholders’ equity	$230,495	$257,683	$230,495	$233,174	$229,823	$231,444	$257,683
Goodwill	(75,602)	(86,009)	(75,602)	(85,801)	(86,305)	(86,314)	(86,009)
Intangible assets (excluding MSRs)	(10,402)	(12,715)	(10,402)	(10,796)	(11,548)	(12,026)	(12,715)
Related deferred tax liabilities	3,123	3,714	3,123	3,215	3,396	3,498	3,714

Tangible shareholders’ equity	$147,614	$162,673	$147,614	$139,792	$135,366	$136,602	$162,673

Reconciliation of period end assets to period end tangible assets

Assets	$2,327,811	$2,251,043	$2,327,811	$2,363,878	$2,338,700	$2,223,299	$2,251,043
Goodwill	(75,602)	(86,009)	(75,602)	(85,801)	(86,305)	(86,314)	(86,009)
Intangible assets (excluding MSRs)	(10,402)	(12,715)	(10,402)	(10,796)	(11,548)	(12,026)	(12,715)
Related deferred tax liabilities	3,123	3,714	3,123	3,215	3,396	3,498	3,714

Tangible assets	$2,244,930	$2,156,033	$2,244,930	$2,270,496	$2,244,243	$2,128,457	$2,156,033

Reconciliation of ending common shares outstanding to ending tangible common shares outstanding

Common shares outstanding	10,033,705	8,650,314	10,033,705	10,033,017	10,032,001	8,650,244	8,650,314
Assumed conversion of common equivalent shares (1)	—	—	—	—	—	1,286,000	—

Tangible common shares outstanding	10,033,705	8,650,314	10,033,705	10,033,017	10,032,001	9,936,244	8,650,314

(1)	On February 24, 2010, the common equivalent shares converted into common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

Global Card Services - Reconciliation

(Dollars in millions)

	Nine Months Ended September 30, 2009			Fourth Quarter 2009
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$15,094	$(7,024)	$8,070	$4,878	$(2,226)	$2,652
Noninterest income:
Card income	6,460	(1,355)	5,105	2,093	(679)	1,414
All other income	405	(94)	311	115	(21)	94

Total noninterest income	6,865	(1,449)	5,416	2,208	(700)	1,508

Total revenue, net of interest expense	21,959	(8,473)	13,486	7,086	(2,926)	4,160

Provision for credit losses	22,699	(8,473)	14,226	6,854	(2,926)	3,928
Noninterest expense	5,848	—	5,848	1,877	—	1,877

Loss before income taxes	(6,588)	—	(6,588)	(1,645)	—	(1,645)
Income tax benefit (3)	(2,321)	—	(2,321)	(651)	—	(651)

Net loss	$(4,267)	$—	$(4,267)	$(994)	$—	$(994)

Balance sheet
Average - total loans and leases	$216,101	$(100,727)	$115,374	$199,756	$(91,705)	$108,051
Period end - total loans and leases	202,860	(94,328)	108,532	196,289	(89,715)	106,574

	Third Quarter 2009
	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$4,920	$(2,275)	$2,645
Noninterest income:
Card income	2,183	(1,007)	1,176
All other income	147	(26)	121

Total noninterest income	2,330	(1,033)	1,297

Total revenue, net of interest expense	7,250	(3,308)	3,942

Provision for credit losses	6,823	(3,308)	3,515
Noninterest expense	1,915	—	1,915

Loss before income taxes	(1,488)	—	(1,488)
Income tax benefit (3)	(533)	—	(533)

Net loss	$(955)	$—	$(955)

Balance sheet
Average - total loans and leases	$208,650	$(97,520)	$111,130
Period end - total loans and leases	202,860	(94,328)	108,532

(1)	Provision for credit losses represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

In 2010, the Corporation reports Global Card Services results in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis. Managed basis assumes that securitized loans were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. In prior periods, loan securitization removed loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualifying special purpose entity which was excluded from the Corporation’s Consolidated Financial Statements in accordance with GAAP applicable at the time.

The performance of the managed portfolio is important in understanding Global Card Services results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. In prior periods, Global Card Services managed income statement line items differed from a held basis reported as follows:

•

Managed net interest income included Global Card Services net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income included Global Card Services noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record securitized net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also included the impact of adjustments to the interest-only strips that were recorded in card income as management managed this impact within Global Card Services.

•	Provision for credit losses represented the provision for managed credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

All Other - Reconciliation

(Dollars in millions)

	Nine Months Ended September 30, 2009			Fourth Quarter 2009
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(5,250)	$7,024	$1,774	$(1,527)	$2,226	$699
Noninterest income:
Card income (loss)	(464)	1,355	891	(432)	679	247
Equity investment income	8,184	—	8,184	830	—	830
Gains on sales of debt securities	3,585	—	3,585	852	—	852
All other loss	(3,420)	94	(3,326)	(2,280)	21	(2,259)

Total noninterest income (loss)	7,885	1,449	9,334	(1,030)	700	(330)

Total revenue, net of interest expense	2,635	8,473	11,108	(2,557)	2,926	369

Provision for credit losses	(1,885)	8,473	6,588	(1,511)	2,926	1,415
Merger and restructuring charges	2,188	—	2,188	533	—	533
All other noninterest expense	2,086	—	2,086	816	—	816

Income (loss) before income taxes	246	—	246	(2,395)	—	(2,395)
Income tax benefit (3)	(1,894)	—	(1,894)	(878)	—	(878)

Net income (loss)	$2,140	$—	$2,140	$(1,517)	$—	$(1,517)

Balance sheet
Average - total loans and leases	$165,086	$100,727	$265,813	$154,038	$91,705	$245,743
Period end - total loans and leases	153,880	94,328	248,208	161,153	89,715	250,868

	Third Quarter 2009
	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(1,798)	$2,275	$477
Noninterest income:
Card income (loss)	(721)	1,007	286
Equity investment income	882	—	882
Gains on sales of debt securities	1,442	—	1,442
All other loss	(2,053)	26	(2,027)

Total noninterest income (loss)	(450)	1,033	583

Total revenue, net of interest expense	(2,248)	3,308	1,060

Provision for credit losses	(1,218)	3,308	2,090
Merger and restructuring charges	594	—	594
All other noninterest expense	845	—	845

Loss before income taxes	(2,469)	—	(2,469)
Income tax benefit (3)	(928)	—	(928)

Net income (loss)	$(1,541)	$—	$(1,541)

Balance sheet
Average - total loans and leases	$155,184	$97,520	$252,704
Period end - total loans and leases	153,880	94,328	248,208

(1)	Periods subsequent to January 1, 2010 are presented in accordance with new consolidation guidance. Prior periods are presented on a managed basis. Provision for credit losses represents provision for credit losses in All Other combined with the Global Card Services securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Appendix: Selected Slides from the

Third Quarter 2010 Earnings Release Presentation

This information is preliminary and based on company data available at the time of the presentation.	50

Exhibit 99.3A

Balance Sheet Highlights

($ in billions) September 30, January 1, Change from 2010 2010 1 1/1/10

Total assets $ 2,327.8 $ 2,323.7 $ 4.1 Total risk-weighted assets 1,476.8 1,563.6 (86.8) Total deposits 977.3 991.6 (14.3) Long-term debt 478.9 522.9 (44.0) Tangible common equity 129.5 112.4 17.1 Tier 1 common equity 124.8 110.7 14.1 Global excess liquidity sources 324 214 110 Tier 1 common equity ratio 8.45% 7.08% 137 bps Tangible book value per share $ 12.91 $ 11.31 $ 1.60

Asset Quality

Allowance for loan and lease losses $ 43.6 $ 48.0 $ (4.4) as a % of loans and leases 4.69% 4.81% (10) bps coverage for annualized net losses 1.53 x 1.07 x 0.46 x Nonperforming assets $ 34.6 $ 36.2 $ (1.6)

1 Reflects the 12/31/09 information adjusted to include 1/1/10 adoption of FAS 166/167 as reported in our SEC filings.

Strong Capital Measures Improving [1]

Tier 1 Common Equity

$160
$140
$120
$100
$80
$60
$40
$20
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
$ in billions
$110.7
$115.5
$119.7
$124.8
9.6%
10.2%
10.7%
11.2%
7.1%
7.6%
8.0%
8.5%
1/1/2010
1Q10
2Q10
3Q10
Tier 1 common equity
Tier 1 common ratio
Tier 1 capital ratio

Tangible Common Equity

$160
$140
$120
$100
$80
$60
$40
$20
$0
8%
6%
4%
2%
0%
$ in billions
$112.4
$117.4
$121.8
$129.5
5.1%
5.2%
5.4%
5.8%
1/1/2010
1Q10
2Q10
3Q10
Tangible common equity
Tangible common equity ratio

Commentary vs. 2Q10

Strong Capital Measures Improving 1

Commentary vs. 2Q10

$110.7

$115.5

$119.7

$124.8

7.1%7.6%

8.0%

8.5%

9.6%10.2%10.7%

11.2%

0%

2%

4%

6%

8%

10%

12%

14%

16%$0

$20

$40

$60$80$100

$120

$140

$160

1/1/2010

1Q10

2Q10

3Q10

$ in billions

Tier 1 common equity

Tier 1 common ratio

Tier 1 capital ratio

Tier 1 Common Equity

$112.4

$117.4

$121.8

$129.5

5.1%

5.2%

5.4%

5.8%

0%

2%4%

6%8%$0

$20

$40

$60

$80

$100

$120

$140

$160

1/1/2010

1Q10

2Q10

3Q10$ in billions

Tangible common equity

Tangible common equity ratio

Tangible Common Equity

3Q10 ratios improved due to

–Earnings of $2.7B, net of preferred and common dividends and excluding goodwill impairment charge

–$18B reduction in risk-weighted assets

Tangible common equity increase driven by $6.2B, net of tax, valuation increase of CCB investment

1Capital measures reflect the implementation of FAS 166/167 on January 1, 2010 for comparative purposes

Customer Behaviors and Regulatory Reform Driving Consumer Banking Model Changes

Overdraft Position

Fee-Generating Overdraft Transactions

Pre Regulation E Projected Post Regulation E

Point of Sale Debit 58% No Non-Point of Sale Debit 3% ACH 17% Checks 13% ATM 7% Online 2%

Background for Decision

(Summer of 2009)

• Small percentage (10%) of customers paid large amount of the charges (70%) averaging $1,000 fees per year

• Customer complaints were nearing all-time highs –significant majority of deposit complaints were overdraft issues

• Account closures by customers were at historic highs and increasing

• Regulation E was coming

Current State

• Account attrition 27% better than in 3Q09

• Customer satisfaction scores improved

• Customer complaints are down 51%—particularly escalated

• Customers have enhanced accounts with overdraft protection

• Associate satisfaction has improved

New Model

• Offering new attractive customer solutions, new payment models and new account features

• Revising mass market model to match cost to serve with new revenue opportunities

• Restructuring accounts replacing penalty fees with balances, activity qualifiers or monthly maintenance fees

• Implemented customer education and assistance on overdraft solutions

– Provided customers a choice of accounts offering overdraft protection

• Nearly 40% of accounts now have overdraft protection

– Allowing customer control by providing access to cash with overdrafts at ATMs

– Features such as e-alerts providing more clarity when balances are low or overdrawn

Significant Items in 3Q10

Income Statement Items

• Goodwill impairment charge in Global Card Services segment of $10.4B

• Loan loss reserves were reduced by $1.8B in 3Q10 vs. $1.5B in 2Q10

• Recorded $0.6B charge for exposure in the U.K. involving payment protection insurance claims on consumer loan products

• Reduction in U.K. corporate tax rate to 27% resulted in a charge of $0.4B, included in income tax expense.

• Recorded additional litigation expense of $380M

• Recorded $0.9B net securities gains in 3Q10

• Equity investment income of $0.4B was $2.4B lower than 2Q10 driven by the absence of gains on sales of Itaú Unibanco ($1.2B) and MasterCard ($0.4B) and the CCB dividend ($0.5B)

• Fair value adjustment on structured liabilities resulted in a charge of $0.2B to other income compared to a gain of $1.2B in the previous quarter

Balance Sheet Items

• Recorded $9.8B, $6.2B net of tax, valuation increase on investment in China Construction Bank (CCB) through equity

• Completed sales of First Republic Bank and Santander–Mexico ownership stake

Runoff Loan Portfolios

($ in billions, ending balances) September 30, June 30, Change from 2010 2010 June 30, 2010

Residential mortgage $31.7 $41.8 $(10.1)

Home equity 38.1 41.1 (3.0)

Discontinued real estate 13.4 13.8 (0.4)

Direct/indirect 39.0 46.0 (7.0)

Other consumer 1.5 1.4 0.1

Total consumer 123.7 144.1 (20.4)

Total commercial 8.2 13.3 (5.1)

Total runoff loans $131.9 $157.4 $(25.5)

3Q10 Runoff Portfolio Highlights

Sale of First Republic Bank in 3Q10 reduced loans by $17.5B

Includes Countrywide purchased credit-impaired loans of $35.4B ($10.6B residential mortgage, $12.8B home equity, $12.0B discontinued real estate) Residential mortgage includes $19.2B of government insured repurchases, which is likely to increase before it runs-off Direct/indirect loans include consumer finance loans of $13.8B, completed bulk purchase programs of $15.9B, and other loans of $9.3B in 3Q10 The majority of the commercial runoff portfolio reflects small business loans, while the reduction is primarily driven by the sale of First Republic

3Q10 Loan Activity [1]

(end of period loans, $ in billions)

Total Loans
$956.2
$24.0
$7.2
$8.9
$933.9
6/30 Loans
Loan runoff
Net charge-offs
Net increase in loans
9/30 Loans
Addition to loan balance
Subtraction to loan balance

Total Consumer
$649.9
$19.1
$6.1
$9.7
$634.4
6/30 Loans
Loan runoff
Net charge-offs
Net increase in loans
9/30 Loans
Addition to loan balance
Subtraction to loan balance

Commercial excl. CRE
$244.7
$1.1
$0.7
$3.8
$246.7
6/30 Loans
Loan runoff
Net charge-offs
Net increase in loans
9/30 Loans
Addition to loan balance
Subtraction to loan balance

Commercial Real Estate (CRE)
$61.6
$3.8
$0.4
$4.6
$52.8
6/30 Loans
Loan runoff
Net charge-offs
Net decrease in loans
9/30 Loans
Addition to loan balance
Subtraction to loan balance

3Q10 Loan Activity 1

(end of period loans, $ in billions)

Total Loans

$956.2 $8.9

$24.0 $7.2 $933.9

6/30 Loans Loan runoff Net charge- Net increase 9/30 Loans offs in loans

Addition to loan balance Subtraction to loan balance

Total Consumer

$9.7 $649.9

$19.1 $634.4 $6.1

6/30 Loans Loan runoff Net charge- Net increase 9/30 Loans offs in loans

Addition to loan balance Subtraction to loan balance

Commercial excl. CRE

$3.8

$244.7 $1.1 $0.7 $246.7

6/30 Loans Loan runoff Net charge- Net increase 9/30 Loans offs in loans

Addition to loan balance Subtraction to loan balance

Commercial Real Estate (CRE)

$61.6 $3.8 $0.4

$4.6 $52.8

6/30 Loans Loan runoff Net charge- Net decrease 9/30 Loans offs in loans

Addition to loan balance Subtraction to loan balance

1 Loan runoff excludes the impact of net charge-offs as total net charge-offs are shown as a separate column.

Investment and Brokerage Revenue

$3,500

$3,000

$2,500 $1,493 $1,520 $1,503 $1,556 millions $2,000 $1,381 in $1,500 $ $1,000 $1,230 $1,252 $1,281 $1,356 $500 $1,343 $0 $225 $242 $241 $82 3Q09 4Q09 1Q10 2Q10 3Q10

Columbia long-term business Asset management fees (excluding Columbia) Brokerage income

Commentary vs. 2Q10

• Investment and brokerage revenue declined by $270M vs. 2Q10 due to declines in asset management fees and brokerage income

• Asset management fees declined $95M reflecting

– Impact of the May 1st sale of the former Columbia Management long-term business

– Market valuations and absence of seasonal tax fees

– Partially offset by continued increased flows into long-term asset management products

• Brokerage fees declined $175M due to lower equity transactions driven by depressed industry trading volumes

Key Wealth Management Statistics

3Q10 2Q10

Financial Advisors 15,340 15,142

Client Facing Professionals 19,761 19,515 Assets under management ($ in B) 624.1 603.3 Total net client balances ($ in B) 2,169.1 2,091.7 MLGWM: Active accounts (in millions) 3.12 3.08 MLGWM: Net new $250K+ households 5,201 5,156

Sales and Trading Revenue 1

$9,000

$8,000 $7,045

$7,000

$1,530

$6,000 $5,269

millions $5,000 $1,265 $4,501

in $4,000 $3,168 $974

$

$3,000

$2,220 $5,515 $852

$2,000 $4,004

$950 $3,527

$1,000 $2,316

$1,270

$0

3Q09 4Q09 1Q10 2Q10 3Q10

Fixed income, currency and commodities Equity income

Commentary vs. 2Q10

• Sales and trading revenue increased $1.3B from 2Q10 driven by an improved trading environment, primarily in Credit Markets

• FICC revenue of $3.5B increased $1.2B compared to 2Q10 due to spread tightening, increased customer activity and eased concerns from the European sovereign debt crisis

• Equity revenue of $974M is up $122M from 2Q10 primarily due to the rebound from adverse market conditions in the prior quarter

• Marks on legacy assets resulted in gains of $264M compared to losses of $179M in 2Q10

• Average trading-related assets in the Global Banking & Markets segment were down 3% vs. 2Q10 to $498B

• Daily average trading VaR was flat compared to 2Q10 at $185M

• All days in the quarter had positive trading-related revenue

1 Sales and trading revenue includes trading profits, net interest spread from our primary trading businesses in Global Banking & Markets, and sales commissions that are included in investment and brokerage fees.

Credit Trends Are Positive

Consumer 30+ Day Delinquencies 1
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$ in millions
$7,643
$5,395
$2,786
$1,997
3Q09
4Q09
1Q10
2Q10
3Q10
Residential mortgage excl. FHA 2
Home equity
Credit card
Direct/Indirect

Nonperforming Assets
$40,000
$30,000
$20,000
$10,000
$-
$ in millions
$33,825
$35,747
$35,925
$35,598
$34,556
$12,873
$13,480
$12,980
$12,170
$11,642
$20,952
$22,267
$22,945
$23,428
$22,914
3Q09
4Q09
1Q10
2Q10
3Q10
Consumer nonperforming loans, leases & foreclosed properties
Commercial nonperforming loans, leases & foreclosed properties

Consumer Net Charge-offs 1
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$ in millions
$3,270
$1,372
$707
$660
$80
3Q09
4Q09
1Q10
2Q10
3Q10
Residential mortgage
Home equity
Credit card
Direct/Indirect
Other Consumer

Commercial Net Charge-offs
$1,200
$1,000
$800
$600
$400
$200
$-
$ in millions
$444
$410
$218
3Q09
4Q09
1Q10
2Q10
3Q10
Commercial & Industrial 3
Small business
Commercial real estate

Credit Trends Are Positive

Consumer 30+ Day Delinquencies 1

$14,000 $12,000 $10,000

$8,000 millions $7,643 in $6,000 $ $5,395 $4,000 $2,786 $2,000 $1,997 $-3Q09 4Q09 1Q10 2Q10 3Q10

2

Residential mortgage excl. FHA Home equity Credit card Direct/Indirect

Nonperforming Assets

$40,000 $35,747 $35,925 $35,598 $33,825 $34,556

$30,000 $13,480 $12,980 $12,170 $11,642 $12,873 millions $20,000 in $ $22,267 $22,945 $23,428 $22,914 $10,000 $20,952

$-

3Q09 4Q09 1Q10 2Q10 3Q10 Consumer nonperforming loans, leases & foreclosed properties Commercial nonperforming loans, leases & foreclosed properties

Consumer Net Charge-offs 1

$6,000

$5,000

$4,000

$3,270 millions $3,000 in $ $2,000 $1,372 $1,000 $707 $660 $- $80 3Q09 4Q09 1Q10 2Q10 3Q10 Residential mortgage Home equity Credit card

Direct/Indirect Other Consumer

Commercial Net Charge-offs

$1,200

$1,000

$800 millions $600 in $ $444 $400 $410 $200 $218

$-

3Q09 4Q09 1Q10 2Q10 3Q10

3

Commercial & Industrial Small business Commercial real estate

1 Credit card shown on a managed basis prior to 2010.

2 FHA insured loans are excluded for comparison purposes.

3 Includes commercial domestic excluding small business and commercial foreign.

Allowance Coverage is Strong

Allowance to Annualized Net Charge-Off Coverage

1.65

Residential Mortgage

1.24

1.56 Excl Purchased Credit-Impaired 1 2.38

Home Equity

1.25 Excl Purchased Credit-Impaired 1 1.84

1.09

Credit Card

0.82

0.95

Direct / Indirect

0.83

2 3.09

Commercial & Industrial

2.87

2.20

Commercial Real Estate

1.39

1.34 Excl Purchased-Credit Impaired 1 1.53

Total Consolidated

1.05 Excl Purchased Credit-Impaired 1 1.18

3Q10 2Q10

Commentary vs. 2Q10

• $44B allowance for loan and lease losses provides coverage for 4.69% of loans, compared to $45B and 4.75% coverage in 2Q10

• Allowance now covers 1.5 times current period annualized net charge-offs compared to 1.2 times in 2Q10 (excluding the purchased credit-impaired reserves: 1.3 and 1.1 times for Total Consolidated and 1.6 and 1.3 times for Home Equity)

• Reserves were reduced by $1.8B in 3Q10 vs. $1.5B in 2Q10

• Delinquencies and inflow of nonperforming loans continue their positive trends

1 Home equity purchased credit-impaired includes the consumer allowance associated with the Countrywide acquisition. Total consolidated purchased credit-impaired includes the consumer allowance associated with the Countrywide acquisition and the commercial allowance associated with the Merrill Lynch acquisition.

2 Includes commercial domestic excluding small business and commercial foreign.

3Q10 Results by Business Segment

($ in millions)

Global

Home Global Global

Total Global Card Wealth &

Deposits Loans & Commercial Banking & All Other

Corporation Services Investment

Insurance Banking Markets

Management

Net interest income (FTE) $12,717 $1,922 $4,361 $1,346 $1,874 $1,874 $1,292 $48

Card income 1,982 — 1,877 3 55 37 10 -

Service charges 2,212 1,138 — 5 528 520 19 2

Investment and brokerage services 2,724 (2) — — 11 581 2,134 -

Investment banking income 1,371 — — — 8 1,306 97 (40)

Equity investment income 357 3 1 5 (3) 77 180 94

Trading account profits 2,596 — — (1) (2) 2,453 39 107

Mortgage banking income 1,755 — — 1,756 — 19 4 (24)

Gains on sales of debt securities 883 — — 38 — 52 (1) 794

All other income 385 (1) (528) 592 88 257 298 (321)

Noninterest income 14,265 1,138 1,350 2,398 685 5,302 2,780 612

Total revenue, net of interest expense (FTE) 26,982 3,060 5,711 3,744 2,559 7,176 4,072 660

1 1

Total noninterest expense 27,216 2,693 12,099 2,979 1,000 4,446 3,449 550

Pre-tax, pre-provision earnings (234) 367 (6,388) 765 1,559 2,730 623 110

Provision for credit losses 5,396 62 3,177 1,302 554 (157) 128 330

Income (loss) before income taxes (5,630) 305 (9,565) (537) 1,005 2,887 495 (220)

Income tax expense (benefit) FTE 1,669 110 306 (193) 368 1,439 182 (543)

Net income (loss) $(7,299) $195 $(9,871) $(344) $637 $1,448 $313 $323

1 Includes goodwill impairment charge of $10.4B.

FHA Insured Loans

Commentary vs. 2Q10

• We continue to repurchase delinquent FHA insured loans which masks the continued improvement in our 30+ delinquency trends

• Total consumer 30+ delinquency excluding FHA improved by $883M driven by decline in Consumer Card of $613M

($ in millions) 3Q10 2Q10 1Q10 4Q09 1 3Q09 1 FHA insured 30+ delinquencies $ 18,178 $ 16,988 $ 14,917 $ 12,241 $ 2,426

Change from prior period 1,190 2,071 2,676 9,815 1,979

30+ Delinquency Amounts

Total consumer as reported 36,167 35,860 36,799 37,093 27,925

Total consumer excluding FHA 2 17,989 18,872 21,882 24,852 25,499

Residential mortgages as reported 23,573 22,536 20,858 19,360 9,455

Residential mortgages excluding FHA 2 5,395 5,548 5,941 7,119 7,029

30+ Delinquency Ratios

Total consumer as reported 5.70% 5.52% 5.57% 5.56% 4.15%

Total consumer excluding FHA 2 3.21% 3.22% 3.64% 4.03% 4.04%

Residential mortgages as reported 9.69% 9.18% 8.51% 8.00% 3.96%

Residential mortgages excluding FHA 2 2.77% 2.68% 2.81% 3.26% 3.13%

1 2009 amounts shown on a managed basis.

2 Excludes purchased credit-impaired loans.

Consumer Asset Quality Key Indicators

($ in millions)

	Residential Mortgage			
	3Q10		2Q10	
	As Reported	Excluding Countrywide Purchased Credit-Impaired and FHA Insured Portfolios	As Reported	Excluding Countrywide Purchased Credit-Impaired and FHA Insured Portfolios
Loans end of period	$ 243,141	$ 194,560	$ 245,502	$ 207,362
Loans average	237,292	196,074	247,715	210,750
Net charge-offs	$ 660	$ 660	$ 971	$ 971
% of average loans	1.10%	1.34%	1.57%	1.85%
Allowance for loan losses	$ 4,320	$ 4,318	$ 4,818	$ 4,816
% of Loans	1.78%	2.22%	1.96%	2.32%
Average refreshed (C)LTV [1]		81		79
90%+ refreshed (C)LTV [1]		34%		31%
Average refreshed FICO		718		719
% below 620 FICO		14%		13%

	Home Equity				Discontinued Real Estate			
	3Q10		2Q10		3Q10		2Q10	
	As Reported	Excluding Countrywide Purchased Credit-Impaired	As Reported	Excluding Countrywide Purchased Credit-Impaired	As Reported	Excluding Countrywide Purchased Credit-Impaired	As Reported	Excluding Countrywide Purchased Credit-Impaired
Loans end of period	$ 141,558	$ 128,711	$ 146,274	$ 133,255	$ 13,442	$ 1,472	$ 13,780	$ 1,452
Loans average	143,083	130,192	148,219	135,126	13,632	1,544	13,972	1,543
Net charge-offs	$ 1,372	$ 1,372	$ 1,741	$ 1,741	$ 17	$ 17	$ 19	$ 19
% of average loans	3.80%	4.18%	4.71%	5.17%	0.48%	4.25%	0.54%	4.90%
Allowance for loan losses	$ 12,925	$ 8,489	$ 12,880	$ 8,701	$ 1,191	$ 95	$ 1,140	$ 60
% of Loans	9.13%	6.60%	8.81%	6.53%	8.86%	6.49%	8.27%	4.11%
Average refreshed (C)LTV [1]		84		85		80		77
90%+ refreshed (C)LTV [1]		41%		43%		28%		24%
Average refreshed FICO		723		723		641		645
% below 620 FICO		12%		12%		44%		43%

Consumer Asset Quality Key Indicators

($ in millions)

Residential Mortgage Home Equity Discontinued Real Estate

3Q10 2Q10 3Q10 2Q10 3Q10 2Q10

Excluding Countrywide Purchased Credit-Impaired and FHA Insured Portfolios Excluding Countrywide Purchased Credit-Impaired and FHA Insured Portfolios Excluding Countrywide Purchased Credit-Impaired Excluding Countrywide Purchased Credit-Impaired Excluding Countrywide Purchased Credit-Impaired Excluding Countrywide Purchased Credit-Impaired

As Reported As Reported As Reported As Reported As Reported As Reported

Loans end of period $ 243,141 $ 194,560 $ 245,502 $ 207,362 $ 141,558 $ 128,711 $ 146,274 $ 133,255 $ 13,442 $ 1,472 $ 13,780 $ 1,452

Loans average 237,292 196,074 247,715 210,750 143,083 130,192 148,219 135,126 13,632 1,544 13,972 1,543

Net charge-offs $ 660 $ 660 $ 971 $ 971 $ 1,372 $ 1,372 $ 1,741 $ 1,741 $ 17 $ 17 $ 19 $ 19

% of average loans 1.10% 1.34% 1.57% 1.85% 3.80% 4.18% 4.71% 5.17% 0.48% 4.25% 0.54% 4.90%

Allowance for loan losses $ 4,320 $ 4,318 $ 4,818 $ 4,816 $ 12,925 $ 8,489 $ 12,880 $ 8,701 $ 1,191 $ 95 $ 1,140 $ 60

% of Loans 1.78% 2.22% 1.96% 2.32% 9.13% 6.60% 8.81% 6.53% 8.86% 6.49% 8.27% 4.11%

Average refreshed (C)LTV 1 81 79 84 85 80 77

90%+ refreshed (C)LTV 1 34% 31% 41% 43% 28% 24%

Average refreshed FICO 718 719 723 723 641 645

% below 620 FICO 14% 13% 12% 12% 44% 43%

1 Loan-to-value (LTV) calculations apply to the residential mortgage and discontinued real estate portfolio. Combined loan-to-value (CLTV) calculations apply to the home equity portfolio.

Consumer Asset Quality Key Indicators (cont’d)

($ in millions)

Credit Card Other 1 Total Consumer

3Q10 2Q10 3Q10 2Q10 3Q10 2Q10

Loans end of period $ 140,871 $ 143,130 $ 95,403 $ 101,247 $ 634,415 $ 649,933

Loans average 142,298 146,444 98,647 101,507 634,952 657,857

Net charge-offs $ 3,270 $ 4,459 $ 787 $ 952 $ 6,106 $ 8,142

% of average loans 9.12% 12.21% 3.16% 3.77% 3.81% 4.96%

Allowance for loan losses $ 14,093 $ 14,581 $ 2,832 $ 3,111 $ 35,361 $ 36,530

% of Loans 10.00% 10.19% 2.97% 3.07% 5.57% 5.62%

• The average refreshed FICO for the U.S. Credit Card portfolio was 700 at 3Q10 compared to 697 at 2Q10

• The percentage below 620 was 14% at 3Q10 compared to 15% at 2Q10

• The 3Q credit card loss rate of 9.12% is down by 205 bps from 11.17% in 2Q10, excluding the 2Q10 accelerated losses in the foreign credit card portfolio to align policies on renegotiated loans with the domestic portfolio.

1 Other primarily consists of the Consumer Lending and Dealer Financial Services portfolios.

Commercial Asset Quality Key Indicators 1

($ in millions)

Commercial and Commercial Commercial

2 Small Business Total Commercial Industrial Real Estate Lease Financing

3Q10 2Q10 3Q10 2Q10 3Q10 2Q10 3Q10 2Q10 3Q10 2Q10

Loans end of period $ 206,443 $ 203,454 $ 52,819 $ 61,587 $ 15,228 $ 15,913 $ 21,321 $ 21,392 $ 295,811 $ 302,346 Loans average $ 203,651 $ 203,280 $ 55,596 $ 64,116 $ 15,503 $ 16,329 $ 21,402 $ 21,271 $ 296,152 $ 304,996

Net Charge-offs $ 218 $ 245 $ 410 $ 645 $ 444 $ 528 $ 19 $ (3) $ 1,091 $ 1,415 % of average loans 0.43% 0.48% 2.93% 4.03% 11.38% 12.94% 0.34% (0.06%) 1.46% 1.86%

90+ Performing DPD 3 $ 145 $ 179 $ 174 $ 50 $ 363 $ 463 $ 24 $ 24 $ 706 $ 716 % of Loans 3 0.07% 0.09% 0.33% 0.08% 2.39% 2.91% 0.11% 0.11% 0.24% 0.24%

Nonperforming loans 3 $ 4,166 $ 4,347 $ 6,376 $ 6,704 $ 202 $ 222 $ 123 $ 140 $ 10,867 $ 11,413 % of Loans 3 2.02% 2.14% 12.07% 10.88% 1.33% 1.40% 0.58% 0.65% 3.67% 3.77%

Allowance for loan losses $ 2,676 $ 2,818 $ 3,573 $ 3,593 $ 1,820 $ 2,045 $ 151 $ 269 $ 8,220 $ 8,725 % of Loans 1.30% 1.38% 6.77% 5.83% 11.95% 12.85% 0.71% 1.26% 2.78% 2.89%

Reservable Criticized

Utilized Exposure 1, 3 $ 22,486 $ 24,100 $ 21,974 $ 22,918 $ 1,741 $ 1,467 $ 1,497 $ 1,834 $ 47,698 $ 50,319 % of Total Exposure 1, 3 8.25% 8.92% 39.00% 34.87% 11.40% 9.19% 7.02% 8.57% 13.06% 13.48%

1 Excludes derivatives, foreclosed property, assets held for sale, debt securities and FVO loans.

2 Includes commercial domestic excluding small business and commercial foreign.

3 Excludes the Merrill Lynch purchased credit-impaired loan portfolio.

Focus on Home Equity Loans

Loan Balances end of period

$200.0

$152.0 $149.1 $149.9

$146.3 $141.6 $150.0

billions $100.0 in $

$50.0

$0.0

3Q09 4Q09 1Q10 2Q10 3Q10

Non-purchased credit-impaired second lien First lien Purchased credit-impaired

Allowance for Non-purchased Credit-Impaired Loans

$10,000 $8,701 $8,489 $8,263 $8,000 $7,189 $7,085

millions $6,000 in $ $4,000

$2,000

$0

3Q09 4Q09 1Q10 2Q10 3Q10

Home Equity Portfolio Characteristics

•90% of portfolio are stand-alone originations versus piggy-back loans •$12.8B legacy Countrywide purchased credit-impaired loan portfolio •For the non-purchased credit-impaired portfolio –$25.3B are in first lien position –$103.5B are second lien positions –Approximately 36% or $37.1B have CLTVs greater than 100% –Does not mean that entire second lien position is a loss in the event of default –Assuming proceeds of 85% of the collateral value, we estimate collateral value of $11.6B available for second liens –Additionally, on 93% of second liens with CLTVs greater than 100%, the customer is current

1 Charge-offs do not include Countrywide purchased credit-impaired portfolio as they were considered part of the original purchase accounting.

Net Charge-offs 1 $3,000 $2,397

$2,000 $1,970 $1,741 $1,560 millions $1,372 in $ $1,000

$0

3Q09 4Q09 1Q10 2Q10 3Q10

Net charge-offs include $643M in 1Q10 and $128M in 2Q10 on collateral dependent modified loans, and $170M in 1Q10, $126M in 2Q10 and $92M in 3Q10 from consolidation of loans under FAS 166/167

Phase-In Rules on Basel III

Tier 1 Common Phase-in Details

Tier 1 Capital Counter-

Systemic Basel III Deduction

Common Conservation Cyclical Total

Buffer (?) Phase-in

Minimum Buffer Buffer (?)

1/1/2011 2.0% 0.0% 0.0% 0.0% 2.0% 0.0%

1/1/2012 2.0% 0.0% 0.0% 0.0% 2.0% 0.0%

1/1/2013 3.5% 0.0% 0.0% 0.0% 3.5% 0.0%

1/1/2014 4.0% 0.0% 0.0% 0.0% 4.0% 20.0%

1/1/2015 4.5% 0.0% 0.0% 0.0% 4.5% 40.0%

1/1/2016 4.5% 0.6% 0.0% 0.0% 5.1% 60.0%

1/1/2017 4.5% 1.3% 0.0% 0.0% 5.8% 80.0%

1/1/2018 4.5% 1.9% 0.0% 0.0% 6.4% 100.0%

1/1/2019 4.5% 2.5% 0.0% 0.0% 7.0% 100.0%